Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)








I N T E R N A T I O N A L

(International Artwork)


Semiannual Report
2002

DELAWARE
International Value Equity Fund

DELAWARE
Emerging Markets Fund

DELAWARE
International Small Cap Value Fund



[L0GO] POWERED BY RESEARCH.(SM)

A Commitment
  to Our Investors

Experience
o Our seasoned investment professionals average 12 years experience, bringing a wealth of knowledge and expertise to our management team.

o We trace our origins to 1929 and opened our first mutual fund in 1938. Over the past 73 years, we have weathered a wide range of economic and market environments.

Performance
o   We strive to deliver consistently good performance in all asset classes.

o We believe that hiring the best and the brightest in the industry, conducting fundamental research, and working in a disciplined investment process are essential to quality investment management.

Service
o   We are committed to providing the highest standards of client service.

o You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.

o We make our funds available through financial advisors who can offer you individualized attention and valuable investment advice.

Diversification
o Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.

o We offer mutual funds in virtually every asset class from domestic equity and fixed income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware Management Company and its affiliates managed more than $87 billion in assets as of June 30, 2002.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware International Advisers Ltd., which is a registered investment advisor.

(C)Delaware Distributors, L.P.

Table
  of Contents

Letter to Shareholders                    1

Portfolio Management Reviews

  Delaware International
    Value Equity Fund                     3

  Delaware Emerging Markets Fund          5

  Delaware International
    Small Cap Value Fund                  7

Performance Summaries

  Delaware International
    Value Equity Fund                     9

  Delaware Emerging Markets Fund         10

  Delaware International
    Small Cap Value Fund                 11

At Delaware                              12

Financial Statements:

  Statements of Net Assets               13

  Statements of Operations               19

  Statements of Changes in Net Assets    20

  Financial Highlights                   23

  Notes to Financial Statements          34

Letter                                              Delaware International Funds
  to Shareholders                                   June 11, 2002

Recap of Events
The global economy began showing renewed strength this spring, following recessions in Europe and in the U.S. Across the Atlantic, the United Kingdom was considered to be leading the economic charge, while Germany lagged behind. Across the board, however, there was doubt about the strength of economic rebounds, just as in the U.S.

Similar to the U.S., interest rates have remained advantageous throughout the six-month period. On June 6, 2002, just after the close of the Funds' six-month period, the European Central Bank left its key interest rate unchanged at 3.25 percent, noting caution about inflation trends throughout the euro zone. In the U.K., the Bank of England also left its key rate at a 38-year low of 4 percent in early June, amid rising housing prices in Britain (Source: The Wall Street Journal).

Key Asian economies appeared to be on the mend, with South Korea the bright star of the Pacific Rim, continuing its transformation of recent years.

In South America, Argentina's economic woes were a drag on market performance in that country. Fortunately, many of Argentina's regional neighbors were spared the effects of "contagion." Not until early June, as its currency value began to decline, did Brazil show signs that it might succumb to weakness brought on by the Argentinean crisis.




Another key feature of the period was the decline of the U.S. dollar against many world currencies. The dollar, which was able to retain a strong valuation through the U.S. recession, seems to have begun the slide that many investors have predicted for some time. The trend is generally thought to have positive implications for investment flows to non-U.S. markets.

        "THE DOLLAR, WHICH WAS ABLE TO RETAIN A STRONG VALUATION THROUGH THE U.S. RECESSION, SEEMS TO HAVE BEGUN THE SLIDE THAT MANY INVESTORS HAVE PREDICTED FOR SOME TIME."

This translated into improving performance in non-U.S. equity markets this past spring. For the six-month period ended May 31, 2002, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index, which generally tracks the world's established stock markets, gained +3.28%. Emerging markets fared much better, as the MSCI Emerging Markets Free (EMF) Index had a +19.10% gain over the six months covered in this report.

Total Return
For the period ended May 31, 2002                                                        Six Months
Delaware International Value Equity Fund - Class A Shares                                 +8.98%
Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index    +3.28%
Lipper International Equity Funds Average (840 funds)                                     +3.95%
Delaware Emerging Markets Fund - Class A Shares                                          +20.02%
Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index            +19.10%
Lipper Emerging Markets Funds Average (210 funds)                                        +19.32%
Delaware International Small Cap Value Fund - Class A Shares                             +10.37%
Salomon Smith Barney World ex-U.S. Extended Market Index                                  +6.06%
Lipper International Small Cap Class Funds Average (101 funds)                            +9.54%
-------------------------------------------------------------------------------------------------------

All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes can be found on pages 9 through 11. The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is an unmanaged composite of international stocks in Europe, Australasia, and the Far East. The MSCI Emerging Markets Free (EMF) Index is an unmanaged composite of international stocks in emerging market countries. The Salomon Smith Barney World ex-U.S. Extended Market Index measures the world extended market performance excluding the U.S. The Lipper categories represent the average return of peer groups of global and international mutual funds tracked by Lipper (Source: Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

Foreign investments are subject to risks not ordinarily associated with domestic investments (e.g., currency, economic and political risks).

Each of the three funds covered in this report beat their respective benchmark index for the six months ended May 31, 2002. Delaware International Value Equity Fund remains the flagship among Delaware Investments' international funds. The Fund has now been offering investors a relatively conservative, value-oriented way to approach international stock markets for more than a decade.

Delaware Emerging Markets Fund is coming off a strong six months in which emerging markets made big strides. The management team continues to diligently and effectively apply the same rigorous company analysis and value-oriented investment style that is applied to established markets.

Delaware International Small Cap Value Fund, the youngest of the three funds, surpassed benchmark indexes in the period. The Fund's management team likewise takes a relatively conservative, disciplined approach to the market in which a value-oriented touch remains fairly unique.

Market Outlook
We continue to expect volatility in most markets, given uncertain geopolitical conditions in many parts of the world and a global economy still trying to fully right itself. The decline in value of the U.S. dollar against other currencies, which many analysts and investors expect to continue, could effectively remove a key obstacle that has been in place for international investors for several years. Because U.S. investors receive their returns in dollars, unfavorable conversion rates on investments made in other currencies can diminish returns when the dollar is strong. As the U.S. dollar weakens, your Fund's non-dollar-denominated holdings may gain value, and non-U.S. markets should become more attractive to global investors in general.

Going forward, we think the long-term outlook is bright for international stock investors. We see plenty of investment opportunities beginning to unfold in markets that have underperformed the U.S. market for several years. We expect that long-term investors should continue to benefit from the broad diversification and relatively conservative, value-oriented investment style that Delaware Investments' lineup of international funds offers. Thank you for your continued confidence in, and commitment to, Delaware Investments.

Sincerely,


/s/ Charles E. Haldeman, Jr.

Charles E. Haldeman, Jr.
Chairman,
Delaware Investments Family of Funds





/s/ David K. Downes

David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

Portfolio                               Delaware International Value Equity Fund
  Management Review                     June 11, 2002

Fund Managers
Clive A. Gillmore
Senior Portfolio Manager & Director
Delaware International Advisers Ltd.

Nigel G. May
Senior Portfolio Manager & Director
Delaware International Advisers Ltd.

Emma R.E. Lewis
Portfolio Manager
Delaware International Advisers Ltd.




The Fund's Results
When we began the new fiscal year for your Fund last December, non-U.S. equity markets, as represented by the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index, were recovering from September 2001 lows.

An improving global economic outlook began to emerge toward the end of the first quarter of 2002, and for our fiscal first half the MSCI EAFE Index gained +3.28% (all returns are quoted in U.S. dollars). During the six-month period that ended May 31, 2002, your Fund outperformed its benchmark index by more than five percentage points, garnering a +8.98% return (Class A shares at net asset value with distributions reinvested).

There was considerable divergence in equity market performance during the period. As 2002 progressed, non-U.S. equity performance generally turned distinctively positive. Major euro zone economies began to record stronger output and the Japanese stock market even turned in occasional strength.

Performance among European equity markets was led by Austria, which recorded a gain of +21.31% (this, and all other country performance quoted in this report represents performance of MSCI's country-specific indexes). At the other end of the spectrum was the technology-rich Finnish market, which fell -26.45%. The larger stock markets of Germany and the U.K. eked out modest gains of +0.99% and +0.75%, respectively.

In the Far East, Singapore and Hong Kong gained +19.51% and +6.64%, respectively. Australia and New Zealand also benefited from the improved sentiment, adding +11.00% and +17.82%, respectively, while Japan, boosted by its government's attempts to engineer an end-of-fiscal-year rally, gained +6.52%. Another notably strong performer was the South African market. The MSCI South Africa Index gained +29.62% for the six-month period.

Sector movements reflected the improving economic outlook, which led the energy and materials sectors of the MSCI EAFE Index +10.9% and +7.6% higher, respectively. The outlook in the telecommunications sector within the index, however, led to a sharp decline of -12.6%. Information technology stocks were also weak, falling -2.5%, while the defensive qualities of the utility sector were out of favor, with the sector falling -1.8%.

Portfolio Highlights
The collapse of Enron in the U.S. has had little direct impact on international equity markets. Nonetheless, the debate initiated on accounting methods has led to some sharp share price reactions in companies with poor transparency and a history of aggressive accounting practices. As investors in international equity markets, we have been cognizant of the drawbacks to certain accounting practices used in various markets. Diverse practices, in our view, highlight the need for detailed country and sector knowledge, rigorous fundamental analysis and an investment methodology that is applicable in all countries.

Most of our strategies with regard to the investment portfolio remained in place during the past six months. We continued to hold a heavier weighting than our benchmark index in the U.K. (24.92% of net assets as of May 31, 2002). Most of the Fund's top 10 holdings at period end were names that have been in the portfolio for some time, including GlaxoSmithKline, Boots, Foster's Group, and France's Societe Generale, among others.

In the U.K., the Competition Commission recently ruled that a "complex monopoly" exists in the provision of banking services to the small business sector, and recommended the introduction of several measures to promote greater competition into the market.

In our opinion, these measures will actually reduce competition and increase barriers to entry in this highly profitable area of the U.K. banking market. As a result, we believe that certain U.K. banks offer extremely attractive risk/return profiles and are currently undervalued. Of course, we will continue to review the impact of this ruling on the position of new entrants into the small business banking market.

We continue to have little exposure to Europe's TMT sectors --technology, media, and telecommunications. This likely helped our performance relative to the benchmark index during the period, as there are several stocks in these sectors that we do not hold which were among the period's worst performers. These included Swedish telecommunications equipment maker Ericsson, which saw its shares plunge 24 percent during the course of one day in April.

We believe the main issue currently facing the European telecom and technology sectors is the concern that growth in the mobile phone industry may be coming to a halt. The European telecommunications sector continues to be burdened by high levels of indebtedness, which has been putting pressure on the balance sheets of some of its larger companies. In addition, recent figures showed that global sales of mobile handsets declined by more than 3% last year. Europe is also the world's most mature mobile telephone market, and therefore the most susceptible to being hurt by the continued delay of "third generation" mobile networks.

Despite positive performance in Japan during the period, we believe a Japanese recovery is less than assured. The highly regarded Tankan survey of business sentiment recently indicated that any Japanese economic recovery, generated by yen weakness and increased demand from the U.S., is not expected to benefit the broader economy. The harsh reality is that the modest recovery remains fragile and centered in the relatively small, export-driven segment of the Japanese economy. Our position of 12.30% of net assets at period end was less than the weighting given to Japanese stocks in the MSCI EAFE Index.

Outlook
After a sharp recovery early in 2002, a number of data releases suggest that the current pace of U.S. economic activity is less promising. Since the strong first quarter included a hefty "catch-up" element after inventory rundowns in the fourth quarter of 2001, some easing was to be expected. Of some concern was the fall in U.S. consumer confidence in April and May. With consumer spending accounting for two-thirds of gross domestic product, weakness in household sentiment would make a robust and sustained recovery difficult to envisage.

Talk of a so-called "double dip" recession and further falls in U.S. output currently seems overly pessimistic to us, but weaker-than-expected growth this year or next, coupled with a burgeoning current account gap, may erode interest in U.S. assets. According to Treasury Department data, net inflows of foreign capital ran at $15 billion in January and March, down from a monthly average of $42 billion last year. The lower pace of foreign buying supports our view that the U.S. dollar needs to weaken further, and should continue to do so.

Recent surveys point to the recovery in the euro zone continuing to gain momentum. Manufacturing sentiment improved across the region in April. Stronger still are the indicators of manufacturing and retail sales activity in the U.K. The U.S. and European recovery appears to have slowed Japan's slide into distress. Despite this, we believe any reprieve is unlikely to be sustained without strong government leadership, of which there is little sign.

Top 10 Country Allocations
As of May 31, 2002

                                         Percentage
Country                                of Net Assets
-----------------------------------------------------
United Kingdom                             24.92%
-----------------------------------------------------
Japan                                      12.30%
-----------------------------------------------------
Australia                                  11.31%
-----------------------------------------------------
France                                      9.22%
-----------------------------------------------------
Netherlands                                 6.38%
-----------------------------------------------------
Germany                                     6.29%
-----------------------------------------------------
Spain                                       5.80%
-----------------------------------------------------
Italy                                       2.75%
-----------------------------------------------------
Hong Kong                                   2.64%
-----------------------------------------------------
Singapore                                   2.08%
-----------------------------------------------------

Portfolio                                         Delaware Emerging Markets Fund
  Management Review                               June 11, 2002


Fund Managers
Clive A. Gillmore
Senior Portfolio Manager & Director
Delaware International Advisers Ltd.

Robert Akester
Senior Portfolio Manager & Director
Delaware International Advisers Ltd.

Ormala Krishnan
Portfolio Manager
Delaware International Advisers Ltd.

The Fund's Results
When our new fiscal year began on December 1, 2001, many of the world's less-developed markets were recovering, and the MSCI Emerging Markets Free (EMF) Index was starting to outperform indexes that track established world markets. This momentum generally continued throughout the six months ended May 31, 2002. For the period, the MSCI EMF Index delivered a +19.10% gain as investors continued to re-rate this significantly undervalued asset class. Delaware Emerging Markets Fund outperformed the benchmark in the period, posting a +20.02% gain (Class A shares at net asset value with distributions reinvested).

Analysis of our markets by country shows that performance was led by Asian markets, which generally benefited from an improved outlook with regard to the technology, media and telecommunications (TMT) sectors. This was especially true in South Korea, the largest market within the EMF Index. Over the six months ended May 31, 2002, the MSCI Korea Index gained +40.04%. Taiwan added +24.30% and Indonesia appreciated an astounding +87.10%, as investors recognized improved political stability and government structural reforms.

Upheaval in Argentina dominated Latin American developments. In U.S. dollar terms, the market in Argentina fell -49.82% after the government removed the peso's peg to the U.S. dollar, resulting in a 65 percent currency collapse. Fortunately, the feared effect of contagion on neighboring Brazil turned out to be minimal. Brazil saw its stock market appreciate +12.21% during the period.

     "FINDINGS FROM A RESEARCH TRIP TO MEXICO DURING THE PERIOD LED US TO INCREASE OUR WEIGHTING SLIGHTLY IN THIS MARKET."

In other markets, South Africa recovered some of its losses from the last quarter of 2001. The country's currency rebounded while resource-based stocks were able to maintain a strong rally. In other markets, South Africa recovered some of its losses from the last quarter of 2001 as the rand rebounded by 20 percent since early December. Israel, however, suffered from heightened political instability and tension, and lost -23.94%. A partial recovery in oil prices from the 2001 year-end lows helped sustain Russia's liquidity-driven bull run, lifting the market +45.27%.

Portfolio Highlights
We continue to hold a diversified equity portfolio. At period end we held 67 stocks issued by companies based in 18 different countries. We consistently focus on companies that we believe to be undervalued in terms of assets, earnings, and dividends, and emphasize a long-term approach to capital management that we believe is essential in emerging markets.

The make-up of Delaware Emerging Markets Fund reflects our "value" philosophy and relatively conservative approach to the asset class. One by one, we attempt to identify those companies that exhibit the ability to generate cash-flow growth and thus provide superior dividends.

Our process has continued to lead us away from the overvalued TMT sectors in recent months, often in favor of basic industry, capital goods, and energy stocks. The Fund's largest position as of May 31, 2002 was Impala Platinum Holdings, a South African metals and mining company whose stock performed quite well during the period. Also represented in the Fund's top holdings were Cemex, a growing building materials company in Mexico, the South African oil and gas company Sasol, and Brazilian steel corporation Gerdau Metalurgica. Even in South Korea, where technology-related stocks often grab the business headlines, our largest holding is Pohang Iron and Steel.

Findings from a research trip to Mexico during the period led us to increase our weighting slightly in this market. We expect Mexico to generally benefit from U.S. growth, and we concluded during the spring season that Mexico would likely suffer less than most countries in the region should the Argentine situation worsen. Greater stability comes from reasonable external debt levels and stronger positions. As of this writing, Argentina's currency and market seem to have stabilized somewhat, though there is no sign yet of any viable recovery program.

Outlook
We believe that there is much to be optimistic about with regard to emerging markets going forward. In our opinion, not only were the markets oversold last year, but it is also encouraging that many countries are making strenuous efforts to improve economic, legal, and regulatory frameworks. For example, South Korea, which was justly criticized for its poor corporate management and stretched balance sheets just a few years ago, has begun an arduous tidying up process. The South Korean government has worked to clean up the banking sector and reduce the influence of the country's traditional, family-run conglomerates. The result so far has been a strongly growing economy that is more well-rounded than many in the region.

The Indonesian government has likewise started to institute structural reforms, and is witnessing relative political stability. China has gained entry to the World Trade Organization, and Russia, under Vladimir Putin, has reduced the power of the oligarchs and improved its corporate governance. Thailand and Hungary have embarked on a determined policy to reduce interest rates in an effort to fuel growth, the latter two counties doing so as a means to gain entry into the European Union.

Despite the strong outperformance of emerging markets over the last three years, we continue to believe that the asset class offers significant value to investors looking to round out, or diversify, an international stock portfolio.

Top 10 Country Allocations
As of May 31, 2002
                                                   Percentage
Country                                          of Net Assets
-----------------------------------------------------------------
South Africa                                         18.69%
-----------------------------------------------------------------
Brazil                                               12.03%
-----------------------------------------------------------------
China                                                11.99%
-----------------------------------------------------------------
South Korea                                           8.25%
-----------------------------------------------------------------
India                                                 6.81%
-----------------------------------------------------------------
Russia                                                6.13%
-----------------------------------------------------------------
Taiwan                                                6.09%
-----------------------------------------------------------------
Mexico                                                5.96%
-----------------------------------------------------------------
Thailand                                              4.92%
-----------------------------------------------------------------
Chile                                                 2.57%
-----------------------------------------------------------------

Portfolio                            Delaware International Small Cap Value Fund
     Management Review               June 11, 2002

Fund Managers
Clive A. Gillmore
Senior Portfolio Manager & Director
Delaware International Advisers Ltd.

Gavin A. Hall
Senior Portfolio Manager
Delaware International Advisers Ltd.

The Fund's Results
Delaware International Small Cap Value Fund enjoyed a strong six months, in which the Salomon Smith Barney World ex-U.S. Extended Market Index made a +6.06% gain and the Fund gained +10.37% (Class A shares at net asset value with distributions reinvested).

The U.K. and Japan are by far the two largest markets represented in our Fund, at approximately 27 percent and 16 percent, respectively. France and Germany rank third and fourth, respectively.

Stocks made slight gains in each of these four markets during the period. Still, the index itself fared better than any of its key markets did individually, based on strength of performance in Singapore (+19.51%), New Zealand (+17.82%) and Australia (+11.00%).

In Japan, the gains made by small-cap stocks and the broader Nikkei Index raised some eyebrows, yet the stock market in Japan remained somewhat of a long-term question mark given the country's long-standing economic woes.

Portfolio Highlights
Your Fund continued to hold a diversified portfolio of stocks, with holdings in most of the major countries represented in the benchmark. As of May 31, 2002, the portfolio was composed of 77 stocks.

Our value-oriented positioning of the Fund, which benefited us in recent periods, continued to do so during early 2002. We continued to target quality small-cap stocks with solid fundamentals. Qualitative and quantitative research, along with a rigorous schedule of meetings with company management teams, have remained key elements of our investment process.

    "OUR VALUE-ORIENTED POSITIONING OF THE FUND, WHICH BENEFITED US IN RECENT PERIODS, CONTINUED TO DO SO DURING EARLY 2002."

The investment portfolio's make-up has not changed significantly since our last report. Our U.K. position at period end remained just above the market weighting. Delaware International Small Cap Value Fund held 20 U.K. stocks as of May 31, 2002. Among them there were a handful of strong performers, including Northern Foods and Body Shop International, both among the Fund's largest positions on May 31, 2002. Consumer packaging company Rexam was also among the period's strong performers.

The consumer building sector in the U.K. has continued to flourish in a record-low interest rate environment. As a result, two stocks that we noted for their strong cash flows in our last report -- Persimmon and Bovis Homes Group --turned in strong six-month gains.

Although the Fund has relatively little exposure to the European wireless sector, where slowing subscriber growth rates are weighing heavily on stocks, wireless holding TTP Communications turned in disappointing share-price performance during the period.

Technology stocks in general continued to be weak performers, and the Fund retained less than the benchmark's weightings across the technology, media, and telecommunications (TMT) sectors. Among the detractors we did hold was Germany's Suess Microtec. Other tech-related holdings, like Jenoptik, have more diversified business profiles and turned in net performance that was essentially flat by the end of a volatile period.

Consumer-oriented names in the Fund that may be more familiar to some shareholders included France's Remy Cointreau, a maker of cognacs, and the Danish electronics retailer Bang & Olufsen. We are optimistic about future performance of both stocks if the economic picture brightens.

Outlook
While small-cap value stocks have performed well over recent periods, we believe there are still attractive valuations in our universe of investable securities. In our opinion, balance sheets are generally not overly stretched in the asset class, and as a result both the short-term and long-term future remain bright.

We take care to remind investors about the importance of investment style and stock selection, which are magnified in the very large and diverse international small cap asset class. We believe that our value-oriented style, in which we evaluate potential investments based on their assets, earnings, dividends and/or growth potential, remains a relatively conservative, proper way to approach international small cap investments. As such, we believe your Fund will remain an excellent tool for diversifying either a portfolio of core international assets, or a portfolio of domestic assets that may already be in place.

Top 10 Country Allocations
As of May 31, 2002
                                               Percentage
Country                                       of Net Assets
-----------------------------------------------------------
United Kingdom                                    27.46%
-----------------------------------------------------------
Japan                                             15.52%
-----------------------------------------------------------
France                                            11.68%
-----------------------------------------------------------
Germany                                            8.19%
-----------------------------------------------------------
Netherlands                                        5.84%
-----------------------------------------------------------
Hong Kong                                          5.29%
-----------------------------------------------------------
Singapore                                          3.65%
-----------------------------------------------------------
Australia                                          3.09%
-----------------------------------------------------------
New Zealand                                        2.83%
-----------------------------------------------------------
Switzerland                                        2.33%
-----------------------------------------------------------

Delaware
  International Value Equity Fund


Fund Basics
As of May 31, 2002
----------------------------------------------
Fund Objective:
The Fund seeks long-term growth without
undue risk to principal.
----------------------------------------------
Total Fund Net Assets:
$204.90 million
----------------------------------------------
Number of Holdings:
52
----------------------------------------------
Fund Start Date:
October 31, 1991
----------------------------------------------
Your Fund Managers:
Clive A. Gillmore is a graduate of the University of Warwick. Mr. Gillmore joined Delaware in 1990 after serving in the investment management field for eight years. He previously was Senior Portfolio Manager at Hill Samuel Investment Management Ltd.
Nigel G. May is a graduate of Sidney Sussex College, Cambridge. He joined Delaware in 1991, assuming portfolio management responsibilities and sharing analytical responsibilities for continental Europe. Mr. May had previously been with Hill Samuel Investment Management Ltd. for five years.
Emma R.E. Lewis joined Delaware in 1995. Prior to working at Delaware, she was an analyst at Fuji Investment Management in London. Before that, she was employed in private-client investment management at ABN Bank. She graduated from Pembroke College, Oxford. At Delaware, she follows markets in the Pacific Basin.
----------------------------------------------
Nasdaq Symbols:
Class A  DEGIX
Class B  DEIEX
Class C  DEGCX



Fund Performance
Average Annual Total Returns
Through May 31, 2002              Lifetime    10 Years    Five Years  One Year
--------------------------------------------------------------------------------
Class A (Est. 10/31/91)
Excluding Sales Charge             +7.24%      +6.87%       +2.06%     +0.45%
Including Sales Charge             +6.64%      +6.24%       +0.85%     -5.34%
--------------------------------------------------------------------------------
Class B (Est. 9/6/94)
Excluding Sales Charge             +4.70%                   +1.37%     -0.23%
Including Sales Charge             +4.70%                   +1.05%     -5.08%
--------------------------------------------------------------------------------
Class C (Est. 11/29/95)
Excluding Sales Charge             +5.60%                   +1.37%     -0.31%
Including Sales Charge             +5.60%                   +1.37%     -1.27%
--------------------------------------------------------------------------------
Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.
The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of 0.30%.
Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.
Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.
The average annual total returns for the lifetime (since 10/31/91), 10-year, five-year, and one-year periods ended May 31, 2002 for Delaware International Value Equity Fund's Institutional Class shares were +7.53%, +7.17%, +2.37%, and +0.78%, respectively. Institutional Class shares were first made available on November 9, 1992 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Institutional class performance prior to November 9, 1992 is based on Class A performance and was adjusted to eliminate the sales charge, but not the asset-based distribution charge of Class A shares.
An expense limitation was in effect for all classes of Delaware International Value Equity Fund during the lifetime, 10-year, and five-year periods shown. Performance would have been lower had the expense limitation not been in effect. The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.
Nasdaq Institutional Class symbol: DEQIX

Delaware
  Emerging Markets Fund

Fund Basics
As of May 31, 2002
------------------------------------------------
Fund Objective:
The Fund seeks long-term capital appreciation.
------------------------------------------------
Total Fund Net Assets:
$16.20 million
------------------------------------------------
Number of Holdings:
67
------------------------------------------------
Fund Start Date:
June 10, 1996
------------------------------------------------
Your Fund Managers:
Clive A. Gillmore is a graduate of the University of Warwick. Mr. Gillmore joined Delaware in 1990 after serving in the investment management field for eight years. He previously was Senior Portfolio Manager at Hill Samuel Investment Management Ltd.
Robert Akester is a graduate of University College, London. Mr. Akester joined Delaware in 1996 and has more than 25 years of investment experience.
Ormala Krishnan received a BSc (Mathematics) from the National University of Singapore and an MSc (Actuarial Science) from City University, London. Before joining Delaware International in 2000, she was an investment consultant with William M. Mercer, London. In 1993, she began her investment career with Koeneman Capital Management, Singapore (acquired by DBS Asset Management in
1998), building quantitative investment models before becoming a portfolio manager with country responsibilities for Japan, Thailand, and Indonesia equity markets.
------------------------------------------------
Nasdaq Symbols:
Class A  DEMAX
Class B  DEMBX
Class C  DEMCX

Fund Performance
Average Annual Total Returns
Through May 31, 2002                    Lifetime        Five Years      One Year
--------------------------------------------------------------------------------
Class A (Est. 6/10/96)
Excluding Sales Charge                   -1.38%           -5.33%         +8.85%
Including Sales Charge                   -2.35%           -6.44%         +2.54%
--------------------------------------------------------------------------------
Class B (Est. 6/10/96)
Excluding Sales Charge                   -2.06%           -6.00%         +8.13%
Including Sales Charge                   -2.21%           -6.35%         +3.13%
--------------------------------------------------------------------------------
Class C (Est. 6/10/96)
Excluding Sales Charge                   -2.08%           -6.03%         +8.14%
Including Sales Charge                   -2.08%           -6.03%         +7.14%
--------------------------------------------------------------------------------
Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.
The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.30%.
Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%. Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.
The average annual total returns for the lifetime, five-year, and one-year periods ended May 31, 2002 for Delaware Emerging Markets Fund's Institutional Class shares were -1.07%, -5.06%, and +9.26%, respectively. Institutional Class shares were first made available on June 10, 1996 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.
An expense limitation was in effect for all classes of Delaware Emerging Markets Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.
The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.
Nasdaq Institutional Class symbol: DEMIX

Delaware
  International Small Cap Value Fund

Fund Basics
As of May 31, 2002
------------------------------------------------
Fund Objective:
The Fund seeks long-term capital appreciation.
------------------------------------------------
Total Fund Net Assets:
$14.52 million
------------------------------------------------
Number of Holdings:
77
------------------------------------------------
Fund Start Date:
December 19, 1997
------------------------------------------------
Your Fund Managers:
Clive A. Gillmore is a graduate of the University of Warwick. Mr. Gillmore joined Delaware in 1990 after serving in the investment management field for eight years. He previously was senior portfolio manager at Hill Samuel Investment Management Ltd.
Gavin A. Hall joined Delaware in 1991. He began his investment career with Barings Investment Management Ltd., after attending Dulwich College. He previously was a Portfolio Manager and Research Analyst at Hill Samuel Investment Management Ltd.
------------------------------------------------
Nasdaq symbols:
Class A  DABAX
Class B  DABBX
Class C  DABCX


Fund Performance
Average Annual Total Returns
Through May 31, 2002                                 Lifetime        One Year
--------------------------------------------------------------------------------
Class A (Est. 12/19/97)
Excluding Sales Charge                                +6.37%         -1.82%
Including Sales Charge                                +4.96%         -7.48%
--------------------------------------------------------------------------------
Class B (Est. 9/28/01)
Excluding Sales Charge                               +17.81%
Including Sales Charge                               +12.81%
--------------------------------------------------------------------------------
Class C (Est. 9/28/01)
Excluding Sales Charge                               +17.81%
Including Sales Charge                               +16.81%
--------------------------------------------------------------------------------
Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.
The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.30%. Prior to September 21, 2001, the distributor waived the 12b-1 fees from the Fund's inception. Performance would have been lower had the 12b-1 fees not been waived.
Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.
Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.
The average annual total returns for the lifetime and one-year periods ended May 31, 2002 for Delaware International Small Cap Value Fund's Institutional Class shares were +6.45% and -1.50%, respectively. Institutional Class shares were first made available on December 19, 1997 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.
An expense limitation was in effect for all classes of Delaware International Small Cap Value Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.
The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.
Nasdaq Institutional Class symbol: DABIX

At Delaware


Powered by Research

At Delaware Investments, our long history of asset management has taught us the importance of two key principles:

[ ] Astute security selection is essential when seeking a performance advantage.
[ ] Superior fundamental research is the key to astute security selection.

Using these core principles, we have built an organization that is Powered by Research. We believe our organization represents an effective model for conducting and capitalizing on independent fundamental research and analysis.

FIVE SPECIALIZED CENTERS OF EXPERTISE
While many organizations single handedly try to be all things across all investment disciplines, we at Delaware Investments have elected instead to decentralize and have structured ourselves into five distinct Centers of Expertise, each focused on a specific investment discipline:

[ ] U.S. growth equity
[ ] U.S. value equity
[ ] U.S. fixed income
[ ] International and global
[ ] U.S. structured equity products

Each Center of Expertise is led by a team of seasoned management professionals who embrace our belief in superior fundamental research.

THE INDEPENDENT RESEARCH ADVANTAGE
Each Center of Expertise is responsible for its own investment process and conducts its own independent research rather than rely on the one-size-fits-all recommendations of a single, centralized research team. We believe our decentralized approach offers us an independent research advantage:

Focused Expertise
Research is always conducted from the viewpoint of a specific asset-class discipline by the professionals best equipped to shape and evaluate it.

Direct Accountability
The people who do the research are the very same people who actually manage the investments and are accountable for the results.

Superior Security Selection
We believe this direct approach to fundamental research enables each Center of Expertise to uncover market inefficiencies and underappreciated securities that represent their discipline's most rewarding opportunities.

The Investor Advantage
Our experience has taught us that, despite ongoing change, knowledgeable investors will continue to need long-range investment plans that have well-defined objectives and diversified asset management. Delaware Investments has put in place the intellectual capital, infrastructure, and organizational commitment to deliver superior asset management to the discriminating investor.

For more information about the funds managed by each Center of Expertise and how they might fit into your long-term investment strategy, we encourage you to contact your financial advisor or call us at 800 523-1918.

Delaware eDelivery

WANT TO REDUCE PAPER CLUTTER?
You can receive these fund reports electronically instead of by U.S. mail. To sign up for Delaware eDelivery and get your fund documents online, go to www.delawareinvestments.com/edelivery.

[Graphic omitted]
e:delivery logo

If you have questions or need assistance, contact our Shareholder Service Center via e-mail at service@delinvest.com or call 800 523-1918. Representatives are available Monday through Friday from 8:00 a.m. to 8:00 p.m., Eastern Time.

Statements                             Delaware International Value Equity Fund*
  of Net Assets                        May 31, 2001 (Unaudited)


                                                Number of          Market
                                                 Shares         Value (U.S.$)
Common Stock - 87.72%
Australia - 11.31%
**Amcor                                           984,628        $ 5,044,006
  CSR                                             497,376          1,852,531
  Foster's Group                                2,060,384          5,458,192
  National Australia Bank                         276,024          5,652,886
  Orica                                           344,689          1,800,876
  Paperlinx                                       133,273            396,810
  Telstra                                       1,109,332          2,970,144
                                                                 -----------
                                                                  23,175,445
                                                                 -----------
Belgium - 1.26%
  Electrabel                                       11,731          2,586,486
                                                                 -----------
                                                                   2,586,486
                                                                 -----------
Brazil - 0.00%
 +Telecomunicacoes Brasileiras                    500,000                  4
                                                                 -----------
                                                                           4
                                                                 -----------
Finland - 0.90%
  UPM-Kymmene                                      47,361          1,849,525
                                                                 -----------
                                                                   1,849,525
                                                                 -----------
France - 9.22%
**Alcatel                                         166,631          1,977,073
  Compagnie de Saint-Gobain                        25,792          4,578,273
**Societe Generale                                 91,296          6,205,087
**TotalFinaElf Class B                             39,334          6,133,206
                                                                 -----------
                                                                  18,893,639
                                                                 -----------
Germany - 6.29%
**Bayer                                           117,832          3,830,942
**Bayerische Hypo-Und Vereinsbank                  83,424          2,938,295
  Continental                                      97,600          1,768,946
**RWE                                             114,481          4,342,328
                                                                 -----------
                                                                  12,880,511
                                                                 -----------
Hong Kong - 2.64%
  Hong Kong Electric                              728,500          2,829,997
  Wharf Holdings                                1,091,514          2,574,903
                                                                 -----------
                                                                   5,404,900
                                                                 -----------
Italy - 2.75%
**IntesaBci                                     1,901,000          5,629,949
                                                                 -----------
                                                                   5,629,949
                                                                 -----------
Japan - 12.30%
  Canon                                           168,000          6,470,651
  Eisai                                           130,000          3,519,600
  Hitachi                                         496,000          3,756,819
**Kinki Coca-Cola Bottling                        107,000            758,712
  Matsushita Electric                             263,000          3,666,170
  Murata Manufacturing                             70,700          4,904,935
  West Japan Railway                                  472          2,122,203
                                                                 -----------
                                                                  25,199,090
                                                                 -----------

                                                Number of          Market
                                                 Shares         Value (U.S.$)
Common Stock (continued)
Netherlands - 6.38%
  ING Groep                                       143,835       $  3,804,237
  Reed Elsevier                                   284,109          3,861,990
  Royal Dutch Petroleum                            90,709          5,076,218
  Vopak                                            17,571            329,956
                                                                ------------
                                                                  13,072,401
                                                                ------------
New Zealand - 1.87%
  Carter Holt Harvey                              701,472            675,300
**Telecom Corporation of New Zealand            1,276,959          3,149,737
                                                                ------------
                                                                   3,825,037
                                                                ------------
Singapore - 2.08%
  Jardine Matheson Holdings                       353,887          2,105,628
  Overseas Chinese Banking                        319,000          2,160,109
                                                                ------------
                                                                   4,265,737
                                                                ------------
Spain - 5.80%
  Banco Santander Central
    Hispanoamericano                              448,376          4,142,874
  Iberdrola                                       256,751          3,574,057
 +Telefonica                                      394,003          4,170,543
                                                                ------------
                                                                  11,887,474
                                                                ------------
United Kingdom - 24.92%
  BG Group                                      1,020,877          4,428,809
  Boots                                           592,979          5,938,841
  Brambles Industries                             461,965          2,220,411
  British Airways                                 760,170          2,263,414
  Cable & Wireless                                468,500          1,437,806
  GKN                                             465,553          2,281,932
  GlaxoSmithKline                                 254,758          5,233,398
  GUS                                             521,356          4,943,087
  HBOS                                            428,767          5,159,957
  Lloyds TSB Group                                391,203          4,235,676
  PowerGen                                        399,700          4,491,426
  Rio Tinto                                       159,724          3,056,798
  Six Continents                                  481,587          5,362,265
                                                                ------------
                                                                  51,053,820
                                                                ------------
Total Common Stock (cost $168,861,823)                           179,724,018
                                                                ------------

Statements                           Delaware International Value Equity Fund***
  of Net Assets (continued)

                                                Principal           Market
                                                  Amount        Value (U.S. $)
Repurchase Agreements - 11.70%
 With BNP Paribas 1.77% 6/3/02
   (dated 5/31/02, collateralized by
   $6,711,000 U.S. Treasury Bills due
   6/6/02, market value $6,708,921
   and $593,000 U.S. Treasury Notes
   6.00% due 7/31/02, market value
   $608,885 and $524,000 U.S. Treasury
   Notes 5.75% due 4/30/03, market value
   $543,725 and $824,000
   U.S. Treasury Notes 5.75% due
   8/15/03, market value $869,350
   and $393,000 U.S. Treasury Notes
   7.50% due 2/15/05, market value
   $441,684 and $319,000 U.S. Treasury
   Notes 6.50% due 5/15/05,
   market value $344,929)                       $9,308,600       $  9,308,600
With J.P. Morgan Securities 1.72%
   6/3/02 (dated 5/31/02, collateralized
   by $5,462,000 U.S. Treasury Notes
   3.25% due 5/31/04,
   market value $5,469,795)                      5,361,700          5,361,700
With UBS Warburg 1.76% 6/3/02
   (dated 5/31/02, collateralized
   by $1,101,000 U.S. Treasury Notes
   5.50% due 1/31/03, market value
   $1,146,498 and $7,914,000
   U.S. Treasury Notes 5.75% due
   8/15/03, market value $8,350,946)             9,308,700          9,308,700
                                                                 ------------
Total Repurchase Agreements
  (cost $23,979,000)                                               23,979,000
                                                                 ------------


Total Market Value of Securities - 99.42%
  (cost $192,840,823)                                             203,703,018
Receivables and Other Assets
  Net of Liabilities - 0.58%                                        1,193,362
                                                                 ------------
Net Assets Applicable to 15,765,236
  Shares Outstanding - 100.00%                                   $204,896,380
                                                                 ============


Net Asset Value - Delaware International
  Value Equity Fund Class A
  ($79,980,405 / 6,156,026 Shares)                                     $12.99
                                                                       ------
Net Asset Value - Delaware International
  Value Equity Fund Class B
  ($28,018,334 / 2,165,540 Shares)                                     $12.94
                                                                       ------
Net Asset Value - Delaware International
Value Equity Fund Class C
  ($10,436,022 / 807,631 Shares)                                       $12.92
                                                                       ------
Net Asset Value - Delaware International
  Value Equity Fund Institutional Class
  ($86,461,619 / 6,636,039 Shares)                                     $13.03
                                                                       ------

   Components of Net Assets at May 31, 2002:
   Shares of beneficial interest (unlimited
     authorization - no par)                                     $189,418,599
***Undistributed net investment income                                989,863
   Accumulated net realized gain on investments                     3,607,353
   Net unrealized appreciation of investments                      10,880,565
                                                                 ------------
   Total net assets                                              $204,896,380
                                                                 ============

  +Non-income producing security for the period ended May 31, 2002.
  *Securities have been classified by country of origin. Classification by type of business has been presented in Note #11 in "Notes to Financial Statements".
   Fully or partially on loan. See Note #9 in "Notes to Financial Statements". Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

   Net Asset Value and Offering Price per Share --
     Delaware International Value Equity Fund
   Net asset value Class A (A)                                         $12.99
   Sales charge (5.75% of offering price, or
     6.08% of amount invested per share) (B)                             0.79
                                                                       ------
   Offering price                                                      $13.78
                                                                       ======

   (A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

   (B) See the current prospectus for purchases of $50,000 or more.

See accompanying notes

Statements                                       Delaware Emerging Markets Fund*
  of Net Assets (continued)                      May 31, 2001 (Unaudited)


                                                Number of          Market
                                                  Shares        Value (U.S.$)
Common Stock - 93.63%
Argentina - 0.15%
 Central Puerto Class B                             80,000       $    5,038
 Transportadora de Gas del Sur Series B             23,540           19,303
                                                                 ----------
                                                                     24,341
                                                                 ----------
Brazil - 12.03%
 Aracruz Celulose ADR                               11,189          246,717
 Brasil Telecom                                 37,333,948          185,220
+Cemig ADR                                          15,096          200,021
 Companhia Paranaense de
   Energia Copel ADR                                44,761          252,900
 Gerdau Metalurgica                             21,620,000          410,264
 Petroleo Brasileiro Petrobras                       9,579          208,280
 Rossi Residential GDR                              24,800           14,215
 Telemar Norte Leste                            12,572,000          268,389
 Uniao de Bancos Brasileiros                     8,799,000          162,170
                                                                 ----------
                                                                  1,948,176
                                                                 ----------
Chile - 2.57%
 Administradora de Fondos de
   Pensiones Provida ADR                            12,295          292,621
+Empresa Nacional Electricidad ADR                  14,490          123,165
                                                                 ----------
                                                                    415,786
                                                                 ----------
China - 11.99%
 Beijing Capital International Airport           1,422,000          333,629
 Chaoda Modern Agriculture                         784,000          248,774
+China Mobile                                       48,500          153,275
+Guangshen Railway                               1,654,000          311,721
 Yanzhou Coal Mining                             1,062,000          435,701
+Zhejiang Expressway                             1,446,000          458,837
                                                                 ----------
                                                                  1,941,937
                                                                 ----------
Czech Republic - 1.15%
 Cez AS                                             68,914          186,533
                                                                 ----------
                                                                    186,533
                                                                 ----------
Egypt - 1.38%
 Mobinil - Egyptian Mobile Services                 26,623          160,780
 Paints & Chemical Industries GDR                   62,000           63,420
                                                                 ----------
                                                                    224,200
                                                                 ----------
Estonia - 2.35%
 Eesti Telekom GDR                                   3,067           40,331
 Eesti Telekom GDR 144A                              8,329          112,050
 Hansabank                                          17,207          227,470
                                                                 ----------
                                                                    379,851
                                                                 ----------
Hungary - 1.81%
 Gedeon Richter GDR                                  2,068          130,456
 OTP Bank                                           18,590          161,952
                                                                 ----------
                                                                    292,408
                                                                 ----------
India - 6.81%
+Gas Authority of India GDR                         32,039          296,736
+ICICI ADR                                          40,604          300,467

                                                Number of          Market
                                                  Shares        Value (U.S.$)
Common Stock (continued)
India (continued)
 Mahanagar Tele Nigam ADR                         49,620         $  241,153
 Videsh Sanchar Nigam ADR                         36,188            264,534
                                                                 ----------
                                                                  1,102,890
                                                                 ----------
Indonesia - 1.07%
 IRP Hanjaya Mandala Sampoerna                   330,000            173,584
                                                                 ----------
                                                                    173,584
                                                                 ----------
Israel - 0.82%
 Bank Hapoalim                                    87,685            133,348
                                                                 ----------
                                                                    133,348
                                                                 ----------
Malaysia - 1.46%
 Petronas Dagangan Berhad                        161,000            237,263
                                                                 ----------
                                                                    237,263
                                                                 ----------
Mexico - 5.96%
+Cemex de C.V.                                    72,115            430,541
+Grupo Continental                                80,500            126,627
+Grupo Elektra SA CPO                            170,300            167,427
Telefonos de Mexico ADR                            6,900            240,120
                                                                 ----------
                                                                    964,715
                                                                 ----------
Russia - 6.13%
 Gazprom ADR                                       4,200             73,080
 Gazprom ADR 144A                                 13,752            239,285
+JSC Mining & Smelting ADR                        14,700            339,570
 Lukoil Holding ADR                                4,828            341,691
                                                                 ----------
                                                                    993,626
                                                                 ----------
South Africa - 18.69%
+ABSA Group                                      117,934            386,950
 African Bank Investments                        324,566            232,589
 Aspen Pharmacare Holdings Limited               280,913            219,999
 Impala Platinum Holdings                          7,567            495,474
+Iscor                                            56,893             99,596
+Kumba Resources                                  97,027            486,717
+Nampak Limited                                  118,130            175,354
 Network Healthcare Holdings                     640,383            200,608
 Profurn Limited Holdings                         34,788              5,698
+Sanlam                                          388,909            349,567
 Sasol                                            33,700            375,014
                                                                 ----------
                                                                  3,027,566
                                                                 ----------
South Korea - 8.25%
+Korea Telecom ADR                                14,859            352,158
+Korea Tobacco & Gin GDR 144A                     35,996            236,494
 Pohang Iron & Steel                               3,900            443,688
 Samsung Electronics                               1,090            304,012
                                                                 ----------
                                                                  1,336,352
                                                                 ----------
Taiwan - 6.09%
 China Steel ADR                                     125              1,216
 China Steel GDR                                  25,946            259,459
 President Chain Store                           124,000            236,070
+United Microelectronics ADR                      21,656            184,076

Statements                                       Delaware Emerging Markets Fund*
  of Net Assets (continued)

                                                 Number of         Market
                                                  Shares        Value (U.S.$)
Common Stock (continued)
Taiwan (continued)
+Yageo GDR                                         76,787        $   236,888
+Yageo GDR 144A                                    22,375             69,027
                                                                 -----------
                                                                     986,736
                                                                 -----------
Thailand - 4.92%
 Electricity Generating Public Company            380,800            388,984
 Hana Microelectronics                             97,200            195,135
 PTT Public - Foreign                             266,600            213,299
                                                                 -----------
                                                                     797,418
                                                                 -----------
Total Common Stock (cost $15,767,912)                             15,166,730
                                                                 -----------

Rights - 0.00%
South Africa - 0.00%
+Profurn Limited 6/15/02                          129,411                132
                                                                 -----------
Total Rights (cost $0)                                                   132
                                                                 -----------

                                                 Principal
                                                  Amount
Repurchase Agreements - 6.17%
 With BNP Paribas 1.77% 6/3/02
   (dated 5/31/02, collateralized by
   $280,000 U.S. Treasury Bills due
   6/6/02, market value $279,503 and
   $25,000 U.S. Treasury Notes 6.00%
   due 7/31/02, market value $25,367
   and $22,000 U.S. Treasury Notes
   5.75% due 4/30/03, market  value
   $22,652 and $34,000 U.S. Treasury
   Notes 5.75% due 8/15/03, market
   value $36,218 and $16,000 U.S.
   Treasury Notes 7.50% due 2/15/05,
   market value $18,401 and $13,000
   U.S. Treasury Notes 6.50% due
   5/15/05, market value $14,370)                $387,800            387,800
With J.P. Morgan Securities 1.72% 6/3/02
   (dated 5/31/02, collateralized by
   $228,000 U.S. Treasury Notes 3.25%
   due 5/31/04, market value $227,880)            223,400            223,400
With UBS Warburg 1.76% 6/3/02 (dated
   5/31/02, collateralized by $46,000
   U.S. Treasury Notes 5.50% due
   1/31/03, market value $47,765 and
   $330,000 U.S. Treasury Notes 5.75%
   due 8/15/03, market value $347,913)            387,800            387,800
                                                                 -----------
Total Repurchase Agreements
 (cost $999,000)                                                     999,000
                                                                 -----------

  Total Market Value of Securities - 99.80%
    (cost $16,766,912)                                           $16,165,862
  Receivables and Other Assets
    Net of Liabilities - 0.20%                                        32,099
                                                                 -----------
  Net Assets Applicable to 1,993,421
    Shares Outstanding - 100.00%                                 $16,197,961
                                                                 -----------

  Net Asset Value - Delaware Emerging
    Markets Fund Class A
    ($8,013,274 / 982,666 Shares)                                      $8.15
                                                                       -----
  Net Asset Value - Delaware Emerging
    Markets Fund Class B
    ($3,636,020 / 451,423 Shares)                                      $8.05
                                                                       -----
  Net Asset Value - Delaware Emerging
    Markets Fund Class C
    ($1,418,587 / 176,353 Shares)                                      $8.04
                                                                       -----
  Net Asset Value - Delaware Emerging
    Markets Fund Institutional Class
    ($3,130,080 / 382,979 Shares)                                      $8.17
                                                                       -----

  Components of Net Assets at May 31, 2002:
  Shares of beneficial interest
    (unlimited authorization - no par)                           $22,102,293
**Undistributed net investment income                                260,396
  Accumulated net realized loss on investments                    (5,560,067)
  Net unrealized depreciation of investments                        (604,661)
                                                                 -----------
  Total net assets                                               $16,197,961
                                                                 ===========

 +Non-income producing security for the period ended May 31, 2002.

 *Securities have been classified by country of origin. Classification by type of business has been presented in Note #11 in "Notes to Financial Statements".

  Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

  Summary of Abbreviations:
  ADR - American Depositary Receipts
  GDR - Global Depositary Receipts

  Net Asset Value and Offering Price per Share -
    Delaware Emerging Markets Fund
  Net asset value Class A (A)                                          $8.15
  Sales charge (5.75% of offering price, or
    6.13% of amount invested per share) (B)                             0.50
                                                                       -----
  Offering price                                                       $8.65
                                                                       =====

  (A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

  (B) See the current prospectus for purchases of $50,000 or more.




See accompanying notes

Statements                          Delaware International Small Cap Value Fund*
  of Net Assets (continued)         May 31, 2001 (Unaudited)


                                                Number of          Market
                                                  Shares        Value (U.S.$)
Common Stock - 91.49%
Australia - 3.09%
 Mayne Group                                      96,009         $  232,058
 QBE Insurance                                    51,986            217,169
                                                                 ----------
                                                                    449,227
                                                                 ----------
Denmark - 0.60%
 Bang & Olufsen Holdings Class B                   2,928             87,235
                                                                 ----------
                                                                     87,235
                                                                 ----------
Finland - 0.64%
 Huhtamaki Van Leer Oyj                            1,594             71,705
 Talentum                                          4,034             21,482
                                                                 ----------
                                                                     93,187
                                                                 ----------
France - 11.68%
 Boiron                                            1,586            124,316
 Carbone Lorraine                                  8,397            287,201
+Egide                                             2,995            162,289
 Fimalac                                           3,966            177,407
 Manitou                                           1,577            115,950
 Mecatherm                                         3,052             94,949
+Neopost                                           5,424            214,857
+Nexans                                            9,575            187,854
 Norbert Dentressangle                             4,121            102,026
 Remy Cointreau                                    7,466            228,784
                                                                 ----------
                                                                  1,695,633
                                                                 ----------
Germany - 8.19%
 Boewe Systec                                     10,487            244,937
+Jenoptik                                         13,641            265,077
 KSB                                                 926             88,674
 Ludwig Beck                                      14,817            165,421
 Rhoen-Klinikum                                    2,270            111,657
+Suess Microtec                                   10,051            285,931
+SZ Testsysteme                                   11,794             27,546
                                                                 ----------
                                                                  1,189,243
                                                                 ----------
Hong Kong - 5.29%
 Cafe De Coral Holdings                          290,000            237,953
 Hung Hing Printing Group                        274,000            184,427
+Smartone Telecommunications                     209,000            243,838
 South China Morning Post                        168,000            101,233
                                                                 ----------
                                                                    767,451
                                                                 ----------
Ireland - 1.89%
 Fyffes                                           95,000            136,681
 Kingspan Group                                   53,874            137,909
                                                                 ----------
                                                                    274,590
                                                                 ----------
Japan - 15.52%
 Arcland Sakamoto                                 11,000            148,020
 Aronkasei                                        40,000            111,841
 Daitec                                            1,400             12,860
 Fancl                                             4,440            171,010
 Getz Brothers                                    39,000            210,548
 Hamamatsu                                        11,600            291,624
+Kayaba Industry                                  76,000            111,454
 Miyachi Technos                                  18,200            234,639
 Nagawa                                           31,000            146,626

                                                Number of          Market
                                                  Shares        Value (U.S.$)
Common Stock (continued)
Japan (continued)
 Otsuka Kagu                                       5,700         $  229,644
 Saizeriya                                         8,600            314,605
 Takara Printing                                  30,500            179,405
 Ube-Nitto Kasei                                  37,000             90,931
                                                                 ----------
                                                                  2,253,207
                                                                 ----------
Netherlands - 5.84%
 Athlon Groep                                     12,837            170,300
 Draka Holdings                                    7,054            181,889
 ICT Automatisering                               11,198            131,818
+Qiagen                                           14,419            219,576
 Stork                                             5,587             59,661
 United Services Group                             3,954             84,593
                                                                 ----------
                                                                    847,837
                                                                 ----------
New Zealand - 2.83%
 Restaurant Brands                               235,970            236,207
 The Warehouse Group                              50,493            174,122
                                                                 ----------
                                                                    410,329
                                                                 ----------
Norway - 0.32%
 Nera 30,913                                                         47,070
                                                                 ----------
                                                                     47,070
                                                                 ----------
Singapore - 3.65%
 Asia Pacific Breweries                           34,000            107,505
 Courts                                          170,000             63,742
 Singapore Airport Terminal Services             193,000            198,734
 SMRT                                            422,000            160,591
                                                                 ----------
                                                                    530,572
                                                                 ----------
Spain - 2.16%
 Aldeasa                                          12,738            217,778
 Portland Valderrivas                              3,177             96,464
                                                                 ----------
                                                                    314,242
                                                                 ----------
Switzerland - 2.33%
 Lindt & Spruengli                                    53            337,931
                                                                 ----------
                                                                    337,931
                                                                 ----------
United Kingdom - 27.46%
 Aga Foodservice                                  37,934            155,686
 Arriva                                           27,943            140,644
 Body Shop International                         208,523            337,136
 Bovis Homes Group                                28,312            181,854
 Cobham                                           12,856            212,086
 Fuller Smith & Turner                            29,740            234,976
+Generics Group                                   16,446             12,874
 H.P. Bulmer Holdings                             24,002            116,769
 IMI                                              61,650            286,846
 Laird Group                                      47,988            135,863
 Northern Foods                                  145,795            390,910
 Pendragon                                        47,300            260,564
 Pennon Group                                     21,127            214,065
 Persimmon                                        37,220            237,847
 PizzaExpress                                     21,368            206,659
 Rexam                                            44,513            308,550
 Send Group                                        1,210              1,354

Statements                          Delaware International Small Cap Value Fund*
  of Net Assets (continued)

                                                Number of         Market
                                                  Shares       Value (U.S.$)
Common Stock (continued)
United Kingdom (continued)
 Spirax-Sarco Engineering                          29,380       $   202,685
 TT Electronics                                    64,043           170,074
+TTP Communications                               185,330           178,969
                                                                -----------
                                                                  3,986,411
                                                                -----------
Total Common Stock (cost $12,791,357)                            13,284,165
                                                                -----------

                                                 Principal
                                                  Amount
Repurchase Agreements - 8.04%
 With BNP Paribas 1.77% 6/3/02
   (dated 5/31/02, collateralized by
   $327,000 U.S. Treasury Bills due
   6/6/02, market value $326,787 and
   $29,000 U.S. Treasury Notes 6.00%
   due 7/31/02, market value $29,000
   and $26,000 U.S. Treasury Notes 5.75%
   due 4/30/03, market value $26,484
   and $40,000 U.S. Treasury Notes 5.75%
   due 8/15/03, market value $42,345
   and $19,000 U.S. Treasury Notes 7.50%
   due 2/15/05, market value $21,514
   and $16,000 U.S. Treasury Notes 6.50%
   due 5/15/05, market value $16,801)            $453,500           453,500
With J P Morgan Securities 1.72% 6/3/02
   (dated 5/31/02, collateralized by
   $266,000 U.S. Treasury Notes 3.25%
   due 5/31/04, market value $266,430)            261,000           261,000
With UBS Warburg 1.76% 6/3/02
   (dated 5/31/02, collateralized  by
   $54,000 U.S. Treasury Notes 5.50%
   due 1/31/03, market value $55,845
   and $385,000 U.S. Treasury Notes
   5.75% due 8/15/03,
   market value $406,769)                         453,500           453,500
                                                                -----------
Total Repurchase Agreements
 (cost $1,168,000)                                                1,168,000
                                                                -----------

Total Market Value of Securities - 99.53%
 (cost $13,959,357)                                              14,452,165
Receivables and Other Assets
 Net of Liabilities - 0.47%                                          68,685
                                                                -----------
Net Assets Applicable to 1,826,039
 Shares Outstanding - 100.00%                                   $14,520,850
                                                                ===========

  Net Asset Value - Delaware International
    Small Cap Value Fund Class A
    ($6,064,964 / 762,542 Shares)                                     $7.95
                                                                      -----
  Net Asset Value - Delaware International
    Small Cap Value Fund Class B
    ($4,267,075 / 537,718 Shares)                                     $7.94
                                                                      -----
  Net Asset Value - Delaware International
    Small Cap Value Fund Class C
    ($228,269 / 28,754 Shares)                                        $7.94
                                                                      -----
  Net Asset Value - Delaware International
    Small Cap Value Fund Institutional Class
    ($3,960,542 / 497,025 Shares)                                     $7.97
                                                                      -----

  Components of Net Assets at May 31, 2002:
  Shares of beneficial interest
    (unlimited authorization - no par)                          $14,064,213
**Undistributed net investment income                                89,980
  Accumulated net realized loss on investments                     (127,173)
  Net unrealized appreciation of investments
    and foreign currencies                                          493,830
                                                                -----------
Total net assets                                                $14,520,850
                                                                ===========

 +Non-income producing security for the period ended May 31, 2002.

 *Securities have been classified by country of origin. Classification by type of business has been presented in Note #11 in "Notes to Financial Statements".

  Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

  Net Asset Value and Offering Price per Share -
    Delaware International Small Cap Value Fund
  Net asset value Class A (A)                                         $7.95
  Sales charge (5.75% of offering price, or
    6.16% of amount invested per share) (B)                            0.49
                                                                      -----
Offering price                                                        $8.44
                                                                      =====

  (A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

  (B) See the current prospectus for purchases of $50,000 or more.



See accompanying notes

Statements                                                                             Delaware International Funds
  of Operations                                                                        For the Period Ended May 31, 2002 (Unaudited)


                                                                                   Delaware           Delaware         Delaware
                                                                                 International        Emerging      International
                                                                                 Value Equity          Markets         Small Cap
                                                                                     Fund               Fund          Value Fund
Investment Income:
  Interest                                                                         $    29,613       $    4,973       $    4,370
  Dividends                                                                          3,058,882          445,660          163,312
  Security lending income                                                               48,120               --               --
  Foreign tax withheld                                                                (334,788)         (14,984)         (19,121)
                                                                                   -----------       ----------       ----------
                                                                                     2,801,827          435,649          148,561
                                                                                   -----------       ----------       ----------

Expenses:
  Management fees                                                                      813,537           88,438           49,797
  Dividend disbursing and transfer agent fees and expenses                             552,049           77,968            6,715
  Distribution Fee-- Class A                                                           115,232            8,764            3,244
  Distribution Fee-- Class B                                                           145,512           15,739            7,793
  Distribution Fee-- Class C                                                            46,513            6,004              439
  Custodian fees                                                                        43,312            7,615              975
  Accounting and administration expenses                                                41,216            3,040            1,626
  Reports and statements to shareholders                                                52,002           10,967           12,086
  Registration fees                                                                     32,000           26,851            4,526
  Professional fees                                                                     34,402            2,038              786
  Taxes (other than taxes on income)                                                       716                6               12
  Trustees' fees                                                                         3,866            1,298              447
  Other                                                                                 36,096            5,704              722
                                                                                   -----------       ----------       ----------
                                                                                     1,916,453          254,432           89,168
                                                                                   -----------       ----------       ----------
  Less expenses absorbed or waived                                                          --         (103,749)         (28,195)
  Less expenses paid indirectly                                                         (3,550)            (170)            (122)
                                                                                   -----------       ----------       ----------
  Total expenses                                                                     1,912,903          150,513           60,851
                                                                                   -----------       ----------       ----------
Net Investment Income                                                                  888,924          285,136           87,710
                                                                                   -----------       ----------       ----------

Net Realized and Unrealized Gain (Loss)on Investments and Foreign Currencies:
  Net realized gain (loss) on:
  Investments                                                                        4,748,798          188,700         (127,099)
  Foreign currencies                                                                   110,686          (11,018)           3,975
                                                                                   -----------       ----------       ----------
  Net realized gain (loss)                                                           4,859,484          177,682         (123,124)
                                                                                   -----------       ----------       ----------
  Net change in unrealized appreciation/depreciation
    of investments and foreign currencies                                           11,473,625        2,072,828        1,099,330
                                                                                   -----------       ----------       ----------

Net Realized and Unrealized Gain on Investments and Foreign Currencies              16,333,109        2,250,510          976,206
                                                                                   -----------       ----------       ----------
Net Increase In Net Assets Resulting From Operations                               $17,222,033       $2,535,646       $1,063,916
                                                                                   ===========       ==========       ==========


See accompanying notes

Statements                                                                                  Delaware International Value Equity Fund
  of Changes in Net Assets

                                                                                              Period Ended            Year Ended
                                                                                                5/31/02                11/30/01
                                                                                              (Unaudited)
Increase (Decrease) in Net Assets from Operations:
  Net investment income                                                                       $    888,924          $  2,193,502
  Net realized gain on investments and foreign currencies                                        4,859,484             5,012,871
  Net change in unrealized appreciation/depreciation of investments and foreign currencies      11,473,625           (23,386,061)
                                                                                              ------------          ------------
  Net increase (decrease) in net assets resulting from operations                               17,222,033           (16,179,688)
                                                                                              ------------          ------------

Dividends and Distributions to Shareholders from:
  Net investment income:
   Class A                                                                                        (759,231)             (987,161)
   Class B                                                                                         (81,779)             (177,067)
   Class C                                                                                         (23,635)              (55,699)
   Institutional Class                                                                            (986,265)           (1,270,910)

  Net realized gain on investments:
   Class A                                                                                      (1,913,394)          (10,947,511)
   Class B                                                                                        (767,956)           (4,310,680)
   Class C                                                                                        (222,108)           (1,354,434)
   Institutional Class                                                                          (1,887,369)          (11,088,692)
                                                                                              ------------          ------------
                                                                                                (6,641,737)          (30,192,154)
                                                                                              ------------          ------------
Capital Share Transactions:
  Proceeds from shares sold:
   Class A                                                                                      27,802,465            76,726,169
   Class B                                                                                       1,798,750             8,818,200
   Class C                                                                                       2,845,016            15,511,814
   Institutional Class                                                                          22,429,048            45,021,622

Net asset from merger(1):
   Class A                                                                                              --             2,395,923
   Class B                                                                                              --             1,371,385
   Class C                                                                                              --               239,283
   Institutional Class                                                                                  --                 6,031

Net asset value of shares issued upon reinvestment of dividends and distributions:
   Class A                                                                                       2,541,844            11,152,705
   Class B                                                                                         807,788             4,216,585
   Class C                                                                                         234,915             1,360,388
   Institutional Class                                                                           2,867,739            12,304,805
                                                                                              ------------          ------------
                                                                                                61,327,565           179,124,910
                                                                                              ------------          ------------
Cost of shares repurchased:
   Class A                                                                                     (30,897,256)          (76,598,760)
   Class B                                                                                      (7,025,369)           (8,170,058)
   Class C                                                                                      (1,867,993)          (16,415,772)
   Institutional Class                                                                         (19,010,754)          (79,850,063)
                                                                                              ------------          ------------
                                                                                               (58,801,372)         (181,034,653)
                                                                                              ------------          ------------
 Increase (decrease) in net assets derived from capital share transactions                       2,526,193            (1,909,743)
                                                                                              ------------          ------------
Net Increase (Decrease) in Net Assets                                                           13,106,489           (48,281,585)

Net Assets:
 Beginning of period                                                                           191,789,891           240,071,476
                                                                                              ------------          ------------
 End of period                                                                                $204,896,380          $191,789,891
                                                                                              ============          ============


See accompanying notes

(1)  See Note 6.

Statements                                                                                     Delaware Emerging Markets Fund
  of Changes in Net Assets (continued)

                                                                                             Period  Ended          Year Ended
                                                                                                5/31/02              11/30/01
                                                                                              (Unaudited)
Increase (Decrease) in Net Assets from Operations:
  Net investment income                                                                       $   285,136           $   295,283
  Net realized gain (loss) on investments and foreign currencies                                  177,682            (2,881,645)
  Net change in unrealized appreciation/depreciation of investments and foreign currencies      2,072,828             3,075,034
                                                                                              -----------           -----------
  Net increase in net assets resulting from operations                                          2,535,646               488,672
                                                                                              -----------           -----------

Dividends and Distributions to Shareholders from:
 Net investment income:
   Class A                                                                                       (116,356)              (23,518)
   Class B                                                                                        (30,882)                   --
   Class C                                                                                        (12,026)                   --
   Institutional Class                                                                            (48,333)              (15,768)
                                                                                              -----------           -----------
                                                                                                 (207,597)              (39,286)
                                                                                              -----------           -----------

Capital Share Transactions:
 Proceeds from shares sold:
   Class A                                                                                      2,368,987             4,965,559
   Class B                                                                                        560,899               900,250
   Class C                                                                                        349,590             1,220,918
   Institutional Class                                                                            733,685               698,912

Net asset value of shares issued upon reinvestment of dividends and distributions:
   Class A                                                                                        111,616                22,206
   Class B                                                                                         29,013                    --
   Class C                                                                                         11,766                    --
   Institutional Class                                                                             48,333                15,768
                                                                                              -----------           -----------
                                                                                                4,213,889             7,823,613
                                                                                              -----------           -----------
Cost of shares repurchased:
   Class A                                                                                     (2,229,239)           (4,822,064)
   Class B                                                                                       (238,032)             (949,634)
   Class C                                                                                       (180,512)           (1,677,978)
   Institutional Class                                                                           (286,947)             (861,570)
                                                                                              -----------           -----------
                                                                                               (2,934,730)           (8,311,246)
                                                                                              -----------           -----------
 Increase (decrease) in net assets derived from capital share transactions                      1,279,159              (487,633)
                                                                                              -----------           -----------
Net Increase (Decrease) in Net Assets                                                           3,607,208               (38,247)
Net Assets:
  Beginning of period                                                                          12,590,753            12,629,000
                                                                                              -----------           -----------
  End of period                                                                               $16,197,961           $12,590,753
                                                                                              ===========           ===========


See accompanying notes

Statements                                                                               Delaware International Small Cap Value Fund
  of Changes in Net Assets (continued)
                                                                                             Period Ended           Year Ended
                                                                                                5/31/02               11/30/01
                                                                                              (Unaudited)
Increase (Decrease) in Net Assets from Operations:
  Net investment income                                                                       $    87,710           $    71,650
  Net realized gain (loss) on investments and foreign currencies                                 (123,124)               30,808
  Net change in unrealized appreciation/depreciation of investments and foreign currencies      1,099,330              (214,038)
                                                                                              -----------           -----------
  Net increase (decrease) in net assets resulting from operations                               1,063,916              (111,580)
                                                                                              -----------           -----------

Dividends and Distributions to Shareholders from:
  Net investment income:
   Class A                                                                                           (775)                   --
   Class B                                                                                           (278)                   --
   Class C                                                                                            (68)                   --
   Institutional Class                                                                            (69,041)              (83,213)

  Net realized gain on investments:
   Class A                                                                                           (376)                   (1)
   Class B                                                                                           (150)                   --
   Class C                                                                                            (37)                   --
   Institutional Class                                                                            (32,348)             (230,606)
                                                                                              -----------           -----------
                                                                                                 (103,073)             (313,820)
                                                                                              -----------           -----------
Capital Share Transactions:
  Proceeds from shares sold:
   Class A                                                                                      6,758,681                34,341
   Class B                                                                                      4,387,634                16,511
   Class C                                                                                        214,194                 4,017
   Institutional Class                                                                                196                    --

Net asset value of shares issued upon reinvestment of dividends and distributions:
   Class A                                                                                          1,151                     1
   Class B                                                                                             --                    --
   Class C                                                                                            105                    --
   Institutional Class                                                                            101,389               313,819
                                                                                              -----------           -----------
                                                                                               11,463,350               368,689
                                                                                              -----------           -----------
Cost of shares repurchased:
   Class A                                                                                     (1,154,737)                   --
   Class B                                                                                       (383,130)                   --
   Class C                                                                                             --                    --
   Institutional Class                                                                                 --                    --
                                                                                              -----------           -----------
                                                                                               (1,537,867)                   --
                                                                                              -----------           -----------
  Increase in net assets derived from capital share transactions                                9,925,483               368,689
                                                                                              -----------           -----------
Net Increase (Decrease) in Net Assets                                                          10,886,326               (56,711)
Net Assets:
  Beginning of period                                                                           3,634,524             3,691,235
                                                                                              -----------           -----------
  End of period                                                                               $14,520,850           $ 3,634,524
                                                                                              ===========           ===========


See accompanying notes

Financial
   Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                     Delaware International Value Equity Fund Class A
                                                            Period
                                                             Ended                            Year Ended
                                                           5/31/02(3)   11/30/01    11/30/00   11/30/99    11/30/98    11/30/97
                                                          (Unaudited)
Net asset value, beginning of period                        $12.360      $15.690     $16.150    $15.330    $ 14.650    $ 14.640

Income (loss) from investment operations:
Net investment income(1)                                      0.057        0.149       0.162      0.174       0.273       0.220
Net realized and unrealized gain (loss)
 on investments and foreign currencies                        1.006       (1.191)     (0.080)     0.881       0.957       0.245
                                                            -------      -------     -------    -------    --------    --------
Total from investment operations                              1.063       (1.042)      0.082      1.055       1.230       0.465
                                                            -------      -------     -------    -------    --------    --------

Less dividends and distributions from:
Net investment income                                        (0.123)      (0.194)     (0.220)    (0.235)     (0.395)     (0.435)
Net realized gain on investments                             (0.310)      (2.094)     (0.322)        --      (0.155)     (0.020)
                                                            -------      -------     -------    -------    --------    --------
Total dividends and distributions                            (0.433)      (2.288)     (0.542)    (0.235)     (0.550)     (0.455)
                                                            -------      -------     -------    -------    --------    --------

Net asset value, end of period                              $12.990      $12.360     $15.690    $16.150    $ 15.330    $ 14.650
                                                            =======      =======     =======    =======    ========    ========

Total return(2)                                               8.98%       (8.33%)      0.38%      6.97%       8.75%       3.27%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                     $79,980      $76,388     $80,652    $99,671    $122,609    $112,425
Ratio of expenses to average net assets                       1.95%        1.99%       1.89%      1.86%       1.70%       1.70%
Ratio of expenses to average net assets prior to expense
 limitation and expenses paid indirectly                      1.95%        1.99%       1.89%      1.86%       1.70%       1.71%
Ratio of net investment income to average net assets          0.93%        1.12%       1.02%      1.10%       1.80%       1.46%
Ratio of net investment income to average net assets
 prior to expense limitation and expenses paid indirectly     0.93%        1.12%       1.02%      1.10%       1.80%       1.45%
Portfolio turnover                                              11%          15%         10%         3%          5%          8%

(1)  Per share information was based on the average shares outstanding method.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager.

(3)  Ratios have been annualized and total return has not been annualized.

See accompanying notes

Financial
Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                      Delaware International Value Equity Fund Class B
                                                            Period
                                                             Ended                            Year Ended
                                                           5/31/02(3)   11/30/01    11/30/00   11/30/99    11/30/98    11/30/97
                                                          (Unaudited)
Net asset value, beginning of period                        $12.250      $15.570     $16.090    $15.280     $14.560     $14.560

Income (loss) from investment operations:
Net investment income(1)                                      0.015        0.057       0.051      0.063       0.168       0.114
Net realized and unrealized gain (loss)
 on investments and foreign currencies                        1.018       (1.197)     (0.079)     0.877       0.962       0.246
                                                            -------      -------     -------    -------    --------    --------
Total from investment operations                              1.033       (1.140)     (0.028)     0.940       1.130       0.360
                                                            -------      -------     -------    -------    --------    --------

Less dividends and distributions from:
Net investment income                                        (0.033)      (0.086)     (0.170)    (0.130)     (0.255)     (0.340)
Net realized gain on investments                             (0.310)      (2.094)     (0.322)                (0.155)     (0.020)
                                                            -------      -------     -------    -------    --------    --------
Total dividends and distributions                            (0.343)      (2.180)     (0.492)    (0.130)     (0.410)     (0.360)
                                                            -------      -------     -------    -------    --------    --------

Net asset value, end of period                              $12.940      $12.250     $15.570    $16.090     $15.280     $14.560
                                                            =======      =======     =======    =======     =======     =======

Total return(2)                                               8.73%       (9.04%)     (0.31%)     6.21%       8.03%       2.54%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                     $28,018      $30,956     $32,178    $36,997     $37,775     $31,914
Ratio of expenses to average net assets                       2.65%        2.69%       2.59%      2.56%       2.40%       2.40%
Ratio of expenses to average net assets prior to expense
 limitation and expenses paid indirectly                      2.65%        2.69%       2.59%      2.56%       2.40%       2.41%
Ratio of net investment income to average net assets          0.23%        0.42%       0.32%      0.40%       1.10%       0.76%
Ratio of net investment income to average net assets prior
 to expense limitation and expenses paid indirectly           0.23%        0.42%       0.32%      0.40%       1.10%       0.75%
Portfolio turnover                                              11%          15%         10%         3%          5%          8%

(1)  Per share information was based on the average shares outstanding method.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager.

(3)  Ratios have been annualized and total return has not been annualized.

See accompanying notes

Financial
Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                     Delaware International Value Equity Fund Class C
                                                            Period
                                                             Ended                            Year Ended
                                                           5/31/02(3)   11/30/01    11/30/00   11/30/99    11/30/98    11/30/97
                                                          (Unaudited)
Net asset value, beginning of period                        $12.240      $15.560     $16.070    $15.260     $14.540     $14.540

Income (loss) from investment operations:
Net investment income(1)                                      0.015        0.057       0.051      0.063       0.167       0.114
Net realized and unrealized gain (loss)
 on investments and foreign currencies                        1.008       (1.197)     (0.069)     0.877       0.963       0.246
                                                            -------      -------     -------    -------    --------    --------
Total from investment operations                              1.023       (1.140)     (0.018)     0.940       1.130       0.360
                                                            -------      -------     -------    -------    --------    --------

Less dividends and distributions from:
Net investment income                                        (0.033)      (0.086)     (0.170)    (0.130)     (0.255)     (0.340)
Net realized gain on investments                             (0.310)      (2.094)     (0.322)        --      (0.155)     (0.020)
                                                            -------      -------     -------    -------    --------    --------
Total dividends and distributions                            (0.343)      (2.180)     (0.492)    (0.130)     (0.410)     (0.360)
                                                            -------      -------     -------    -------    --------    --------

Net asset value, end of period                              $12.920      $12.240     $15.560    $16.070     $15.260     $14.540
                                                            =======      =======     =======    =======     =======     =======

Total return(2)                                               8.65%       (9.04%)     (0.25%)     6.22%       8.04%       2.54%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                     $10,436       $8,657     $10,202    $14,369     $14,076     $11,811
Ratio of expenses to average net assets                       2.65%        2.69%       2.59%      2.56%       2.40%       2.40%
Ratio of expenses to average net assets prior to expense
 limitation and expenses paid indirectly                      2.65%        2.69%       2.59%      2.56%       2.40%       2.41%
Ratio of net investment income to average net assets          0.23%        0.42%       0.32%      0.40%       1.10%       0.76%
Ratio of net investment income to average net assets prior
 to expense limitation and expenses paid indirectly           0.23%        0.42%       0.32%      0.40%       1.10%       0.75%
Portfolio turnover                                              11%          15%         10%         3%          5%          8%

(1)  Per share information was based on the average shares outstanding method.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager.

(3)  Ratios have been annualized and total return has not been annualized.

See accompanying notes

Financial
Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                Delaware International Value Equity Fund Institutional Class
                                                            Period
                                                             Ended                            Year Ended
                                                           5/31/02(3)   11/30/01    11/30/00   11/30/99    11/30/98    11/30/97
                                                          (Unaudited)
Net asset value, beginning of period                        $12.410      $15.760     $16.190    $15.370     $14.720     $14.710

Income (loss) from investment operations:
Net investment income(1)                                      0.076        0.189       0.210      0.222       0.318       0.267
Net realized and unrealized gain (loss)
 on investments and foreign currencies                        1.016       (1.205)     (0.078)     0.880       0.962       0.238
                                                            -------      -------     -------    -------    --------    --------
Total from investment operations                              1.092       (1.016)      0.132      1.102       1.280       0.505
                                                            -------      -------     -------    -------    --------    --------

Less dividends and distributions from:
Net investment income                                        (0.162)      (0.240)     (0.240)    (0.282)     (0.475)     (0.475)
Net realized gain on investments                             (0.310)      (2.094)     (0.322)        --      (0.155)     (0.020)
                                                            -------      -------     -------    -------    --------    --------
Total dividends and distributions                            (0.472)      (2.334)     (0.562)    (0.282)     (0.630)     (0.495)
                                                            -------      -------     -------    -------    --------    --------

Net asset value, end of period                              $13.030      $12.410     $15.760    $16.190     $15.370     $14.720
                                                            =======      =======     =======    =======     =======     =======

Total return(2)                                               9.22%       (8.14%)      0.70%      7.26%       9.10%       3.55%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                     $86,462      $75,790    $117,039   $115,009    $164,823     $71,177
Ratio of expenses to average net assets                       1.65%        1.69%       1.59%      1.56%       1.40%       1.40%
Ratio of expenses to average net assets prior to expense
 limitation and expenses paid indirectly                      1.65%        1.69%       1.59%      1.56%       1.40%       1.41%
Ratio of net investment income to average net assets          1.23%        1.42%       1.32%      1.40%       2.10%       1.76%
Ratio of net investment income to average net assets prior
 to expense limitation and expenses paid indirectly           1.23%        1.42%       1.32%      1.40%       2.10%       1.75%
Portfolio turnover                                              11%          15%         10%         3%          5%          8%

(1)  Per share information was based on the average shares outstanding method.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager.

(3)  Ratios have been annualized and total return has not been annualized.

See accompanying notes

Financial
Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                          Delaware Emerging Markets Fund Class A
                                                            Period
                                                             Ended                            Year Ended
                                                           5/31/02(3)   11/30/01    11/30/00   11/30/99    11/30/98    11/30/97
                                                          (Unaudited)
Net asset value, beginning of period                         $6.920       $6.600      $8.050     $6.530     $10.200      $9.970

Income (loss) from investment operations:
Net investment income(1)                                      0.159        0.170       0.107      0.081       0.129       0.062
Net realized and unrealized gain (loss)
 on investments and foreign currencies                        1.201        0.176      (1.437)     1.509      (3.174)      0.253
                                                             ------       ------      ------     ------      ------     -------
Total from investment operations                              1.360        0.346      (1.330)     1.590      (3.045)      0.315
                                                             ------       ------      ------     ------      ------     -------

Less dividends and distributions from:
Net investment income                                        (0.130)      (0.026)     (0.120)    (0.070)     (0.020)     (0.010)
Net realized gain on investments                                 --           --          --         --      (0.605)     (0.075)
                                                             ------       ------      ------     ------      ------     -------
Total dividends and distributions                            (0.130)      (0.026)     (0.120)    (0.070)     (0.625)     (0.085)
                                                             ------       ------      ------     ------      ------     -------

Net asset value, end of period                               $8.150       $6.920      $6.600     $8.050      $6.530     $10.200
                                                             ======       ======      ======     ======      ======     =======

Total return(2)                                              20.02%        5.09%     (16.78%)    24.74%     (31.66%)      3.19%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                      $8,013       $6,605      $6,242     $7,815      $5,584      $9,665
Ratio of expenses to average net assets                       1.95%        1.95%       1.95%      1.95%       1.96%       2.00%
Ratio of expenses to average net assets prior to expense
 limitation and expenses paid indirectly                      3.41%        2.73%       2.85%      2.99%       3.91%       3.02%
Ratio of net investment income to average net assets          4.21%        2.39%       1.28%      1.15%       1.58%       0.52%
Ratio of net investment income (loss) to average net assets
 prior to expense limitation and expenses paid indirectly     2.75%        1.61%       0.38%      0.11%      (0.37%)     (0.50%)
Portfolio turnover                                              34%          36%         31%        17%         47%         65%

(1)  Per share information was based on the average shares outstanding method.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager.

(3)  Ratios have been annualized and total return has not been annualized.

See accompanying notes

Financial
Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                           Delaware Emerging Markets Fund Class B
                                                            Period
                                                             Ended                            Year Ended
                                                           5/31/02(3)   11/30/01    11/30/00   11/30/99    11/30/98    11/30/97
                                                          (Unaudited)
Net asset value, beginning of period                         $6.800       $6.520      $7.960     $6.440     $10.110      $9.940

Income (loss) from investment operations:
Net investment income (loss)(1)                               0.131        0.117       0.045      0.029       0.070      (0.020)
Net realized and unrealized gain (loss)
 on investments and foreign currencies                        1.196        0.163      (1.415)     1.501      (3.135)      0.265
                                                             ------       ------      ------     ------      ------     -------
Total from investment operations                              1.327        0.280      (1.370)     1.530      (3.065)      0.245
                                                             ------       ------      ------     ------      ------     -------

Less dividends and distributions from:
Net investment income                                        (0.077)          --      (0.070)    (0.010)         --          --
Net realized gain on investments                                 --           --          --         --      (0.605)     (0.075)
                                                             ------       ------      ------     ------      ------     -------
Total dividends and distributions                            (0.077)          --      (0.070)    (0.010)     (0.605)     (0.075)
                                                             ------       ------      ------     ------      ------     -------

Net asset value, end of period                               $8.050       $6.800      $6.520     $7.960      $6.440     $10.110
                                                             ======       ======      ======     ======      ======     =======

Total return(2)                                              19.73%        4.29%     (17.44%)    23.81%     (32.11%)      2.48%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                      $3,636       $2,763      $2,715     $3,671      $2,528      $3,484
Ratio of expenses to average net assets                       2.70%        2.70%       2.70%      2.70%       2.70%       2.70%
Ratio of expenses to average net assets prior to expense
 limitation and expenses paid indirectly                      4.16%        3.43%       3.55%      3.69%       4.61%       3.72%
Ratio of net investment income (loss) to average net assets   3.46%        1.64%       0.53%      0.40%       0.84%      (0.18%)
Ratio of net investment income (loss) to average net assets
 prior to expense limitation and expenses paid indirectly     2.00%        0.91%      (0.32%)    (0.59%)     (1.07%)     (1.20%)
Portfolio turnover                                              34%          36%         31%        17%         47%         65%

(1)  Per share information was based on the average shares outstanding method.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager.

(3)  Ratios have been annualized and total return has not been annualized.

See accompanying notes

Financial
Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                           Delaware Emerging Markets Fund Class C
                                                            Period
                                                             Ended                            Year Ended
                                                           5/31/02(3)   11/30/01    11/30/00   11/30/99    11/30/98    11/30/97
                                                          (Unaudited)
Net asset value, beginning of period                         $6.800       $6.510      $7.950     $6.430     $10.110      $9.940

Income (loss) from investment operations:
Net investment income (loss)(1)                               0.131        0.117       0.045      0.029       0.068      (0.019)
Net realized and unrealized gain (loss)
 on investments and foreign currencies                        1.186        0.173      (1.415)     1.501      (3.143)      0.264
                                                             ------        -----      ------     ------      ------     -------
Total from investment operations                              1.317        0.290      (1.370)     1.530      (3.075)      0.245
                                                             ------        -----      ------     ------      ------     -------

Less dividends and distributions from:
Net investment income                                        (0.077)          --      (0.070)    (0.010)         --          --
Net realized gain on investments                                 --           --          --         --      (0.605)     (0.075)
                                                             ------        -----      ------     ------      ------     -------
Total dividends and distributions                            (0.077)          --      (0.070)    (0.010)     (0.605)     (0.075)
                                                             ------        -----      ------     ------      ------     -------

Net asset value, end of period                               $8.040        $6.80      $6.510     $7.950      $6.430     $10.110
                                                             ======        =====      ======     ======      ======     =======

Total return(2)                                              19.59%        4.46%     (17.46%)    23.85%     (32.21%)      2.48%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                      $1,419       $1,041      $1,443     $1,565        $884      $1,519
Ratio of expenses to average net assets                       2.70%        2.70%       2.70%      2.70%       2.70%       2.70%
Ratio of expenses to average net assets prior to expense
 limitation and expenses paid indirectly                      4.16%        3.43%       3.55%      3.69%       4.61%       3.72%
Ratio of net investment income (loss) to average net assets   3.46%        1.64%       0.53%      0.40%       0.84%      (0.18%)
Ratio of net investment income (loss) to average net assets
 prior to expense limitation and expenses paid indirectly     2.00%        0.91%      (0.32%)    (0.59%)     (1.07%)     (1.20%)
Portfolio turnover                                              34%          36%         31%        17%         47%         65%

(1)  Per share information was based on the average shares outstanding method.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager.

(3)  Ratios have been annualized and total return has not been annualized.

See accompanying notes

Financial
Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                    Delaware Emerging Markets Fund Institutional Class
                                                            Period
                                                             Ended                            Year Ended
                                                           5/31/02(3)   11/30/01    11/30/00   11/30/99    11/30/98    11/30/97
                                                          (Unaudited)
Net asset value, beginning of period                         $6.940       $6.630      $8.080     $6.550     $10.250      $9.990

Income (loss) from investment operations:
Net investment income(1)                                      0.168        0.188       0.128      0.099       0.151       0.098
Net realized and unrealized gain (loss)
 on investments and foreign currencies                        1.210        0.169      (1.438)     1.521      (3.191)      0.262
                                                             ------       ------      ------     ------      ------     -------
Total from investment operations                              1.378        0.357      (1.310)     1.620      (3.040)      0.360
                                                             ------       ------      ------     ------      ------     -------

Less dividends and distributions from:
Net investment income                                        (0.148)      (0.047)     (0.140)    (0.090)     (0.055)     (0.025)
Net realized gain on investments                                 --           --          --         --      (0.605)     (0.075)
                                                             ------       ------      ------     ------      ------     -------
Total dividends and distributions                            (0.148)      (0.047)     (0.140)    (0.090)     (0.660)     (0.100)
                                                             ------       ------      ------     ------      ------     -------

Net asset value, end of period                               $8.170       $6.940      $6.630     $8.080      $6.550     $10.250
                                                             ======       ======      ======     ======      ======     =======

Total return(2)                                              20.28%        5.40%     (16.65%)    25.24%     (31.55%)      3.64%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                      $3,130       $2,182      $2,229     $2,791      $1,117      $1,916
Ratio of expenses to average net assets                       1.70%        1.70%       1.70%      1.70%       1.70%       1.70%
Ratio of expenses to average net assets prior to expense
 limitation and expenses paid indirectly                      3.16%        2.43%       2.55%      2.69%       3.61%       2.72%
Ratio of net investment income to average net assets          4.46%        2.64%       1.53%      1.40%       1.84%       0.82%
Ratio of net investment income (loss) to average net assets
 prior to expense limitation and expenses paid indirectly     3.00%        1.91%       0.68%      0.41%      (0.07%)     (0.20%)
Portfolio turnover                                              34%          36%         31%        17%         47%         65%

(1)  Per share information was based on the average shares outstanding method.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager.

(3)  Ratios have been annualized and total return has not been annualized.

See accompanying notes

Financial
Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                   Delaware International Small Cap Value Fund Class A(5)
                                                            Period                                                    12/19/97(1)
                                                             Ended                        Year Ended                       to
                                                           5/31/02(2)       11/30/01       11/30/00      11/30/99       11/30/98
                                                          (Unaudited)
Net asset value, beginning of period                         $7.410          $8.340        $10.730        $9.000         $8.500

Income (loss) from investment operations:
Net investment income(3)                                      0.085           0.146          0.209         0.168          0.191
Net realized and unrealized gain (loss)
 on investments and foreign currencies                        0.660          (0.367)        (0.727)        1.817          0.309
                                                             ------          ------         ------       -------         ------
Total from investment operations                              0.745          (0.221)        (0.518)        1.985          0.500
                                                             ------          ------         ------       -------         ------

Less dividends and distributions from:
Net investment income                                        (0.138)         (0.188)        (0.140)       (0.180)            --
Net realized gain on investments                             (0.067)         (0.521)        (1.732)       (0.075)            --
                                                             ------          ------         ------       -------         ------
Total dividends and distributions                            (0.205)         (0.709)        (1.872)       (0.255)            --
                                                             ------          ------         ------       -------         ------

Net asset value, end of period                               $7.950          $7.410         $8.340       $10.730         $9.000
                                                             ======          ======         ======       =======         ======

Total return(4)                                              10.37%          (3.09%)        (5.32%)       22.74%          5.88%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                      $6,065             $35             --            --             --
Ratio of expenses to average net assets                       1.50%           1.29%          1.25%         1.25%          1.25%
Ratio of expenses to average net assets prior to expense
 limitation and expenses paid indirectly                      2.20%           3.67%          1.77%         1.82%          2.30%
Ratio of net investment income to average net assets          2.24%           1.87%          2.45%         1.71%          2.25%
Ratio of net investment income (loss) to average net assets
 prior to expense limitation and expenses paid indirectly     1.54%          (0.51%)         1.93%         1.14%          1.20%
Portfolio turnover                                              12%             20%            22%           96%             4%

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2)  Ratios have been annualized and total return has not been annualized.

(3) Per share information was based on the average shares outstanding method.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager.

(5) Shares of the Delaware International Small Cap Value Fund Class A were initially offered on December 19, 1997. Between January 16, 1998 and July 15, 1998, the Class A shares that had been sold were subsequently repurchased, leaving a balance of one share, representing the initial seed purchase, as of November 30, 2000.

See accompanying notes

Financial
     Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                      Delaware International              Delaware International
                                                                   Small Cap Value Fund Class B        Small Cap Value Fund Class C

                                                                     Period         9/28/01(1)          Six Months       9/28/01(1)
                                                                      Ended             to                Ended              to
                                                                    5/31/02(2)       11/30/01          5/31/2002(2)       11/30/01
                                                                    (Unaudited)                        (Unaudited)
Net asset value, beginning of period                                  $7.410          $6.920              $7.410          $6.920

Income (loss) from investment operations:
Net investment income (loss)(3)                                        0.056          (0.003)              0.056          (0.003)
Net realized and unrealized gain
 on investments and foreign currencies                                 0.665           0.493               0.665           0.493
                                                                      ------          ------              ------          ------
Total from investment operations                                       0.721           0.490               0.721           0.490
                                                                      ------          ------              ------          ------

Less dividends and distributions from:
Net investment income                                                 (0.124)             --              (0.124)             --
Net realized gain on investments                                      (0.067)             --              (0.067)             --
                                                                      ------          ------              ------          ------
Total dividends and distributions                                     (0.191)             --              (0.191)             --
                                                                      ------          ------              ------          ------

Net asset value, end of period                                        $7.940          $7.410              $7.940          $7.410
                                                                      ======          ======              ======          ======

Total return(4)                                                       10.02%           7.08%              10.02%           7.08%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                               $4,267             $17                $228              $4
Ratio of expenses to average net assets                                2.25%           2.25%               2.25%           2.25%
Ratio of expenses to average net assets prior to expense
 limitation and expenses paid indirectly                               2.95%          13.55%               2.95%          13.55%
Ratio of net investment income (loss) to average net assets            1.49%          (0.03%)              1.49%          (0.03%)
Ratio of net investment income (loss) to average net assets prior
 to expense limitation and expenses paid indirectly                    0.79%         (11.33%)              0.79%         (11.33%)
Portfolio turnover                                                       12%             20%                 12%             20%

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2)  Ratios have been annualized and total return has not been annualized.

(3)  Per share information was based on the average shares outstanding method.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager.

See accompanying notes

Financial
     Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                     Delaware International Small Cap Value Fund Institutional Class

                                                                     Period                                              12/19/97(1)
                                                                      Ended                   Year Ended                      to
                                                                    5/31/02(2)   11/30/01      11/30/00     11/30/99      11/30/98
Net asset value, beginning of period                                 $7.410       $8.340        $10.730       $9.000        $8.500

Income (loss) from investment operations:
Net investment income(3)                                              0.095        0.149          0.209        0.168         0.191
Net realized and unrealized gain (loss)
 on investments and foreign currencies                                0.675       (0.370)        (0.727)       1.817         0.309
                                                                     ------       ------         ------      -------        ------
Total from investment operations                                      0.770       (0.221)        (0.518)       1.985         0.500
                                                                     ------       ------         ------      -------        ------

Less dividends and distributions from:
Net investment income                                                (0.143)      (0.188)        (0.140)      (0.180)           --
Net realized gain on investments                                     (0.067)      (0.521)        (1.732)      (0.075)           --
                                                                     ------       ------         ------      -------        ------
Total dividends and distributions                                    (0.210)      (0.709)        (1.872)      (0.255)           --
                                                                     ------       ------         ------      -------        ------

Net asset value, end of period                                       $7.970       $7.410         $8.340      $10.730        $9.000
                                                                     ======       ======         ======      =======        ======

Total return(4)                                                      10.73%       (3.09%)        (5.32%)      22.74%         5.88%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                              $3,961       $3,579         $3,691       $3,900        $3,175
Ratio of expenses to average net assets                               1.25%        1.25%          1.25%        1.25%         1.25%
Ratio of expenses to average net assets prior to expense
 limitation and expenses paid indirectly                              1.95%        3.42%          1.52%        1.57%         2.05%
Ratio of net investment income to average net assets                  2.49%        1.91%          2.45%        1.71%         2.25%
Ratio of net investment income (loss) to average net assets prior
 to expense limitation and expenses paid indirectly                   1.79%       (0.26%)         2.18%        1.39%         1.45%
Portfolio turnover                                                      12%          20%            22%          96%            4%

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2)  Ratios have been annualized and total return has not been annualized.

(3)  Per share information was based on the average shares outstanding method.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager.

See accompanying notes

                                                    Delaware International Funds
Notes                                               May 31, 2002 (Unaudited)
     to Financial Statements

Delaware Group Global & International Funds (the "Trust") is organized a Delaware business trust and offers three series: Delaware International Value Equity Fund (formerly Delaware International Equity Fund), Delaware Emerging Markets Fund, and Delaware International Small Cap Value Fund (the "Fund" or collectively as the "Funds"). The Trust is an open-end investment company. The Funds are considered diversified under the Investment Company Act of 1940, as amended, and offer Class A, Class B, Class C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of Delaware International Value Equity Fund is seek long-term growth without undue risk to principal.

The investment objective of Delaware Emerging Markets Fund is to seek long-term capital appreciation.

The investment objective of Delaware International Small Cap Value Fund is to seek long-term capital appreciation.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Funds.

Security Valuation -- All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices be used. Securities listed on a foreign exchange are valued at the last quoted sales price before each Fund is valued. If on a particular day a security does not trade, then the mean between the bid and asked prices be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust's Board of Trustees.

Federal Income Taxes -- Each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- Each Fund may invest in a pooled cash account along with other members of the Delaware Investments Family Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by each Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization the collateral may be subject to legal proceedings.

Foreign Currency Transactions -- Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in equity securities that result from fluctuations in foreign currency exchange rates in the Statement of Operations. The Funds report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Funds are aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been provided for in accordance with the Funds understanding of the applicable country's tax rules and rates. Each Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

Certain expenses of the Funds are paid through commission arrangements with brokers. These transactions are done subject to best execution. In addition, each Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expenses paid under the above arrangement are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly". The amount of these expenses for the period ended May 31, 2002 were as follows:

                                  Delaware       Delaware       Delaware
                               International     Emerging     International
                               Value Equity       Markets       Small Cap
                                  Fund             Fund        Value Fund
                               -------------     --------     -------------
Commission Reimbursements           $2,330         $170            $96
Earnings Credits                     1,220           --             26

Notes                                               Delaware International Funds
     to Financial Statements (continued)

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of the investment management agreement, each Fund pays Delaware International Advisers Ltd. (DIAL), the investment manager, an annual fee based on its average daily net assets.

Following are the management fees as a percentage of average daily net assets:

                                Delaware          Delaware           Delaware
                             International        Emerging        International
                              Value Equity        Markets           Small Cap
                                 Fund              Fund             Value Fund
                             -------------       ----------       -------------
On the first $500 million       0.85%              1.25%              1.25%
On the next $500 million        0.80%              1.20%              1.20%
On the next $1.5 billion        0.75%              1.15%              1.15%
In excess of $2.5 billion       0.70%              1.10%              1.10%

DIAL has elected to waive that portion, if any, of its management fee and reimburse each Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees and extraordinary expenses, do not exceed specified percentages of average daily net assets through January 31, 2003 as shown below;

                               Delaware           Delaware
                               Emerging        International
                                Markets          Small Cap
                                 Fund           Value Fund
                               --------        ------------
                                 1.70%             1.25%

The Funds have engaged Delaware Service Company, Inc. (DSC), an affiliate of DIAL, to provide dividend disbursing, transfer agent, accounting and administrative services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to a distribution agreement, each Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DIAL, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. DDLP has elected to waive its fees through January 31, 2003 in order to prevent distribution fees of Class A shares of the Delaware Emerging Markets Fund from exceeding 0.25% of the average daily net assets. The Board of Trustees has set the fee for the Delaware International Small Cap Value Fund at an annual rate of 0.25% of the Class A shares average daily net assets. No distribution fees are paid by the Institutional Class.

At May 31, 2002 each Fund had receivables from or liabilities payable to affiliates as follows:

                                     Delaware      Delaware        Delaware
                                  International    Emerging     International
                                  Value Equity      Markets       Small Cap
                                      Fund           Fund        Value Fund
                                  -------------    --------     -------------
Investment management
  fees payable to DIAL                $110,266            $--         $4,095

Dividend disbursing, transfer
  agent fees, accounting and
  other expenses payable
  to DSC                                66,820         11,062          7,506

Other expenses payable to
  DIAL and affiliates                    7,209          2,808          4,261

Receivable from DIAL under
  expense limitation agreement              --         25,409             --

For the period ended May 31, 2002, DDLP earned commissions on sales of the Class A shares for each Fund as follows:

                                     Delaware      Delaware        Delaware
                                  International    Emerging     International
                                  Value Equity      Markets       Small Cap
                                      Fund           Fund        Value Fund
                                  ------------    -----------    -----------
                                        $8,095         $1,706         $1,338

Certain officers of DIAL, DSC and DDLP are officers and/or trustees of the Funds. These officers and trustees are paid no compensation by the Funds.

3. Investments
For the period ended May 31, 2002, the Funds made purchases and sales of investment securities other than U.S. government securities and short-term investments as follows:

                                     Delaware      Delaware        Delaware
                                  International    Emerging     International
                                  Value Equity      Markets       Small Cap
                                      Fund           Fund        Value Fund
                                  ------------    -----------    -----------
Purchases                          $10,448,905     $3,080,891     $9,795,434
Sales                               30,332,796      2,269,490        895,687

At May 31, 2002, the cost of investments for federal income tax purposes approximates the cost for book purposes. At May 31, 2002, the cost of investments and unrealized appreciation (depreciation) for each Fund were as follows:

                                     Delaware      Delaware        Delaware
                                  International    Emerging     International
                                  Value Equity      Markets       Small Cap
                                      Fund           Fund        Value Fund
                                  ------------    -----------    -----------
Cost of investments               $192,840,823    $16,766,912    $13,959,357
                                  ------------    -----------    -----------

Aggregate unrealized
  appreciation                      30,336,294      2,489,015      1,195,157

Aggregate unrealized
  depreciation                     (19,474,099)    (3,090,065)      (702,349)
                                  ------------    -----------    -----------
Net unrealized appreciation
  (depreciation)                  $ 10,862,195    $  (601,050)   $   492,808
                                  ============    ===========    ===========

Notes                                               Delaware International Funds
     to Financial Statements (continued)

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the period ended May 31, 2002 and the year ended November 30, 2001 were as follows:

                                     Delaware       Delaware        Delaware
                                  International     Emerging     International
May 31, 2002                      Value Equity       Markets       Small Cap
(Unaudited)                           Fund            Fund        Value Fund
------------                      -------------    -----------   -------------
Ordinary Income                     $1,897,273       $207,597       $103,073
Long-Term Capital Gain               4,744,464             --             --
                                    ----------       --------       --------
Total                               $6,641,737       $207,597       $103,073
                                    ==========       ========       ========

                                     Delaware       Delaware        Delaware
                                  International     Emerging     International
                                  Value Equity       Markets       Small Cap
November 30, 2001                     Fund            Fund        Value Fund
-----------------                 -------------    -----------   -------------
Ordinary Income                     $3,099,366        $39,286       $174,836
Long-Term Capital Gain              27,092,788             --        138,984
                                   -----------        -------       --------
Total                              $30,192,154        $39,286       $313,820
                                   ===========        =======       ========

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards will expire as follows:

                                      Delaware
                                      Emerging
                                       Markets
                                        Fund
                                    ----------
Year of expiration 2006             $1,188,491
Year of expiration 2007                829,325
Year of expiration 2008                595,273
Year of expiration 2009              2,973,904
                                    ----------
Total                               $5,586,993
                                    ==========

5. Capital Shares
Transactions in capital shares were as follows:

                                          Delaware International
                                             Value Equity Fund
                                      -------------------------------
                                         Period              Year
                                         Ended               Ended
                                        5/31/02             11/30/01
                                      (Unaudited)
Shares sold:
  Class A                              2,267,601           5,791,113
  Class B                                145,118             685,410
  Class C                                230,856           1,152,250
  Institutional Class                  1,815,779           3,329,601

Shares sold from merger(1):
  Class A                                     --             181,323
  Class B                                     --             104,300
  Class C                                     --              18,237
  Institutional Class                         --                 455

Shares issued upon reinvestment
  of dividends and distributions:
  Class A                                216,881             797,761
  Class B                                 69,042             302,048
  Class C                                 20,095              97,589
  Institutional Class                    244,479             878,287
                                      ----------          ----------
                                       5,009,851          13,338,374
                                      ----------          ----------
Shares repurchased:
  Class A                             (2,509,830)         (5,727,666)
  Class B                               (574,622)           (632,140)
  Class C                               (150,547)         (1,216,686)
  Institutional Class                 (1,531,633)         (5,527,592)
                                      ----------          ----------
                                      (4,766,632)        (13,104,084)
                                      ----------          ----------
Net increase                             243,219             234,290
                                      ==========          ==========

(1)  See Note 6.

Notes                                               Delaware International Funds
     to Financial Statements (continued)

5. Capital Shares (continued)

                                             Delaware Emerging
                                                Markets Fund
                                      -------------------------------
                                         Period              Year
                                         Ended               Ended
                                        5/31/02             11/30/01
                                      (Unaudited)
Shares sold:
  Class A                                310,531             686,686
  Class B                                 72,801             124,805
  Class C                                 45,721             172,381
  Institutional Class                     97,391              95,254

Shares issued upon reinvestment
  of dividends and distributions:
  Class A                                 16,390               3,266
  Class B                                  4,298                  --
  Class C                                  1,746                  --
  Institutional Class                      7,087               2,319
                                      ----------          ----------
                                         555,965           1,084,711
                                      ----------          ----------
Shares repurchased:
  Class A                               (299,219)           (680,201)
  Class B                                (31,671)           (135,210)
  Class C                                (24,338)           (240,709)
  Institutional Class                    (35,914)           (119,301)
                                      ----------          ----------
                                        (391,142)         (1,175,421)
                                      ----------          ----------
Net increase (decrease)                  164,823             (90,710)
                                      ==========          ==========

                                             Delaware Emerging
                                                Markets Fund
                                      -------------------------------
                                         Period              Year
                                         Ended               Ended
                                        5/31/02             11/30/01
                                      (Unaudited)
Shares sold:
  Class A                                902,783               4,687
  Class B                                583,939               2,241
  Class C                                 28,189                 550
  Institutional Class                         --                  --

Shares issued upon reinvestment
  of dividends and distributions:
  Class A                                    161                  --
  Class B                                     --                  --
  Class C                                     15                  --
  Institutional Class                     14,220              40,182
                                      ----------          ----------
                                       1,529,307              47,660
                                      ----------          ----------
Shares repurchased:
  Class A                               (145,090)                 --
  Class B                                (48,462)                 --
  Class C                                     --                  --
  Institutional Class                         --                  --
                                      ----------          ----------
                                        (193,552)                 --
                                      ----------          ----------
Net increase                           1,335,755              47,660
                                      ==========          ==========

Notes                                               Delaware International Funds
     to Financial Statements (continued)

6. Fund Merger
Effective August 27, 2001, the Delaware International Value Equity Fund acquired all of the assets and assumed all of the liabilities of Delaware Group Advisor Funds -- Delaware Overseas Equity Fund, an open-end investment company, pursuant to a Plan and Agreement of Reorganization (the "Reorganization"). The shareholders of the Delaware Overseas Equity Fund received shares of the respective class of Delaware International Value Equity Fund equal to the aggregate net asset value of their shares prior to the Reorganization based on the net asset value per share of the respective classes of Delaware International Value Equity Fund.

The Reorganization was treated as a non-taxable event and accordingly the Delaware International Value Equity Fund's basis in the securities acquired reflected the historical cost basis as of the date of transfer. The net assets, net unrealized depreciation and accumulated realized losses of the Delaware Overseas Equity Fund as of the close of business on August 24, 2001 were as follows:

                                                 Net          Accumulated
                                              Unrealized      Net Realized
                             Net Assets      Depreciation         Loss
                             ----------      ------------     ------------
Delaware Overseas
 Equity Fund                 $4,012,622        $(74,135)       $(609,379)

The net assets of the Delaware International Value Equity Fund prior to the Reorganization were $196,789,168.

7. Line of Credit
Each Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Funds had no amounts outstanding as of May 31, 2002, or at any time during the period.

8. Foreign Exchange Contracts
The Funds will generally enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Funds may enter into these contracts to fix the U.S. dollar value of a security that they have agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Funds may also use these contracts to hedge the U.S. dollar value of securities they already owns that are denominated in foreign currencies.

Forward foreign currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

No forward foreign currency exchange contracts were outstanding at May 31, 2002.

9. Securities Lending
The Delaware International Value Equity Fund, along with other funds in the Delaware Investments Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with J.P. Morgan Chase. Initial security loans made pursuant to the Lending Agreement are required to be secured by U.S. Treasury obligations and/or cash collateral at least equal to 105% of the market value of securities issued outside the United States. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The market value of securities on loan and the related collateral at May 31, 2002 was $24,915,925 and $26,387,793 respectively.

10. Credit and Market Risk
Some countries in which the Funds may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Funds may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by a Fund.

With the exception of the Delaware International Value Equity Fund, each Fund may invest up to 15% of its net assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The Delaware International Value Equity Fund may invest up to 10% of its net assets in such securities. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

Notes                                               Delaware International Funds
     to Financial Statements (continued)

11. Industry Allocation
As of May 31, 2002, each Fund's investment securities classified by type of business were as follows:

                                           Percentage of net assets
                                           ------------------------
                                  Delaware        Delaware         Delaware
                                International     Emerging       International
                                 Value Equity      Markets         Small Cap
Industry                            Fund            Fund           Value Fund
--------                        --------------    ---------      -------------
Aerospace & Defense                    -- %            -- %            1.56%
Automobiles & Components             1.98              --              1.17
Banks                               17.63            4.68                --
Capital Goods                        2.24              --                --
Chemicals                              --            0.39                --
Coal Mines                             --            2.69                --
Communication Equipment                --              --              2.66
Comprehensive                          --              --              1.22
Computers Software                     --              --              1.00
Construction Materials                 --            2.66              4.01
Consumer Building                      --              --              2.92
Consumer Durables & Apparel          1.79              --              0.60
Consumer Non Durable                   --              --              1.17
Consumer Services & Supplies         1.09              --                --
Containers & Packaging                 --            1.08                --
Diversified Financials               4.14              --              4.37
Electronics & Electrical Equipment     --            1.20              8.79
Energy                               7.63            2.05                --
Engineering & Capital Goods            --              --             11.58
Equipment                              --            1.89                --
Financial Services                     --            5.63                --
Food, Beverage & Tobacco             3.03            4.85             15.94
Food & Drug Retailing                2.90            1.46                --
Forest Products & Paper                --            1.52              4.62
General Manufacturing Services         --              --              1.08
Healthcare & Pharmaceutical            --              --              6.17
Healthcare Equipment & Services        --            2.60                --
Homebuilding                           --            0.09                --
Hotels, Restaurants & Leisure        2.62              --                --
Industrial Goods & Services            --              --              1.49
Insurance                              --            2.16                --
Materials                            9.03              --                --
Media & Agencies                     1.89              --              1.43
Metals & Mining                        --            3.00                --
Metals - Steel                         --            4.76                --
Oil & Gas                              --            9.13                --
Pharmaceutical & Biotechnology       4.27            0.81                --
Precious Metals                        --            5.16                --
Retailing                            2.41              --             10.96
Semiconductors                         --            3.01                --
Specialty Retail                       --            1.07                --
Steel                                  --            2.74                --
Technology Hardware & Equipment      8.35              --                --
Telecommunications                     --           13.85                --
Telecommunication Services           5.72              --              1.68
Transportation                       2.30              --              3.44
Transportation Infrastructure          --            6.82                --
Utilities                            8.70            8.33              1.47
                                    -----           -----             -----
                                    87.72%          93.63%            91.49%
                                    =====           =====             =====

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                                       40

Delaware Investments
     Family of Funds

--------------------------------------------------------------------------------
Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial advisor. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------

Growth-Equity Group

Delaware American Services Fund
Delaware Growth Opportunities Fund
Delaware Select Growth Fund
Delaware Small Cap Growth Fund
Delaware Technology and Innovation Fund
Delaware Trend Fund Delaware U.S. Growth Fund

Value-Equity Group

Delaware Decatur Equity Income Fund
Delaware Growth and Income Fund
Delaware REIT Fund
Delaware Small Cap Value Fund

International Group

(DIAL-Delaware International Advisers Ltd.)
Delaware Emerging Markets Fund
Delaware International Small Cap Value Fund
Delaware International Value Equity Fund
  (formerly Delaware International Equity Fund)

Blend Mutual Funds

Delaware Balanced Fund
Delaware Core Equity Fund
  (formerly Delaware Growth Stock Fund)
Delaware Devon Fund
Delaware Social Awareness Fund

Structured Equity Products Group

Delaware Diversified Growth Fund
Delaware Diversified Value Fund
Delaware Group Foundation Funds
 Delaware Balanced Allocation Portfolio
 Delaware Growth Allocation Portfolio
 Delaware Income Allocation Portfolio

Fixed Income Group

Corporate and Government
Delaware American Government Bond Fund
Delaware Corporate Bond Fund
Delaware Delchester Fund
Delaware Extended Duration Bond Fund
Delaware High-Yield Opportunities Fund
Delaware Limited-Term Government Fund
Delaware Strategic Income Fund

Money Market

Delaware Cash Reserve Fund
Delaware Tax-Free Money Fund

Municipal (National Tax-Exempt)

Delaware National High-Yield Municipal Bond Fund
Delaware Tax-Free Insured Fund
Delaware Tax-Free USA Fund
Delaware Tax-Free USA Intermediate Fund

Municipal (State-Specific Tax-Exempt)

Delaware Tax-Free Arizona Fund
Delaware Tax-Free Arizona Insured Fund
Delaware Tax-Free California Fund
Delaware Tax-Free California Insured Fund
Delaware Tax-Free Colorado Fund
Delaware Tax-Free Florida Fund
Delaware Tax-Free Florida Insured Fund
Delaware Tax-Free Idaho Fund
Delaware Minnesota High-Yield Municipal Bond Fund
Delaware Tax-Free Minnesota Fund
Delaware Tax-Free Minnesota Insured Fund
Delaware Tax-Free Minnesota Intermediate Fund
Delaware Tax-Free Missouri Insured Fund
Delaware Tax-Free New York Fund
Delaware Tax-Free Oregon Insured Fund
Delaware Tax-Free Pennsylvania Fund

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)



This semiannual report is for the information of Delaware International Value Equity Fund, Delaware Emerging Markets Fund, and Delaware International Small Cap Value Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware International Value Equity Fund, Delaware Emerging Markets Fund, and Delaware International Small Cap Value Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees

Charles E. Haldeman, Jr.
Chairman
Delaware Investments Family of Funds
Philadelphia, PA

Walter P. Babich
Board Chairman
Citadel Constructors, Inc.
King of Prussia, PA

David K. Downes
President and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

John H. Durham
Private Investor
Gwynedd Valley, PA

John A. Fry
Executive Vice President
University of Pennsylvania
Philadelphia, PA

Anthony D. Knerr
Consultant
Anthony Knerr & Associates
New York, NY

Ann R. Leven
Former Treasurer/Chief Fiscal Officer
National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN

Affiliated Officers

William E. Dodge
Executive Vice President and
Chief Investment Officer, Equity
Delaware Investments Family of Funds
Philadelphia, PA

Jude T. Driscoll
Executive Vice President and
Head of Fixed Income
Delaware Investments Family of Funds
Philadelphia, PA

Richard J. Flannery
President and Chief Executive Officer
Delaware Distributors, L.P.
Philadelphia, PA

Contact Information

Investment Manager
Delaware International Advisers Ltd.
London, England

U.S. Affiliate
Delaware Management Company
Philadelphia, PA

National Distributor
Delaware Distributors, L.P.
Philadelphia, PA

Shareholder Servicing, Dividend
Disbursing and Transfer Agent

Delaware Service Company, Inc.
2005 Market Street
Philadelphia, PA 19103-7094

For Shareholders

800 523-1918

For Securities Dealers and Financial
Institutions Representatives Only

800 362-7500

Web site

www.delawareinvestments.com

(6237)                                                        Printed in the USA
SA-034 [5/02] VG 7/02                                                      J8359